             As filed with the Securities and Exchange Commission
                             on September 25, 1997
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                                                                [X]
                        Post-Effective Amendment No. 34

                                      And

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]

                                Amendment No. 35                  [X]
                       (Check appropriate box or boxes)
                           ------------------------

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas 72201
         (Address of Principal Executive Offices, including Zip Code)

                           --------------------------

      Registrant's Telephone Number, including Area Code: (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas 72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):


[_]  Immediately upon filing pursuant        [_]  on _________ pursuant
     to Rule 485(b), or                           to Rule 485(b)

[_]  60 days after filing pursuant           [_]  on _________ pursuant
     to Rule 485(a)(1), or                        to Rule 485(a)(1)

[X]  75 days after filing pursuant           [_]  on ___________pursuant
     to Rule 485(a)(2), or                        to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal period ending September 30, 1996, was filed with the Securities and Exchange Commission on November 27, 1996. The Rule 24f-2 Notice for the fiscal period ending March 31, 1997, was filed with the Securities and Exchange Commission on May 29, 1997.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to register five new funds of the Company, namely, Class A, Class B and Class C shares of the Index Allocation Fund; Class A and Class C shares of the Variable Rate Government Fund; and single class shares of the Overland Express Sweep Fund, Short-Term Government-Corporate Income Fund and Short-Term Municipal Income Fund (the "Funds"). This Amendment does not affect the Registration Statement for any of the Company's other funds.

     The Funds are being created to facilitate the proposed reorganization of certain portfolios of Overland Express Funds, Inc. ("Overland"), another open-end management investment company, with and into the corresponding Funds of the Company pursuant to an Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of the Overland portfolios to the Company's Funds.

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A             Prospectus Captions
------             -------------------
 1                 Cover Page
 2                 Prospectus Summary
                   Summary of Fund Expenses
                   Explanation of Tables
 3                 Financial Highlights
 4                 The Fund(s) and Management
                   Prospectus Appendix - Additional Investment Policies
 5                 How the Fund(s) Work(s)
                   The Fund(s) and Management
                   Management, Distribution and Servicing Fees
 6                 The Fund(s) and Management; Investing in the Fund(s)
 7                 Investing in the Fund(s)
                   Dividend and Capital Gain Distributions; Taxes
 8                 Investing in the Fund(s); Additional Shareholder Services
                   How to Redeem Shares
 9                 Not Applicable

Part B             Statement of Additional Information Captions
------             --------------------------------------------

10                 Cover Page
11                 Table of Contents
12                 General
13                 Investment Restrictions
                   Additional Permitted Investment Activities; SAI Appendix
14                 Management
15                 Management
16                 Management
                   Fund Expenses
                   Independent Auditors
17                 Portfolio Transactions
18                 Capital Stock; Other
19                 Determination of Net Asset Value
                    Additional Purchase and Redemption Information
20                 Federal Income Taxes
21                 Management - Distribution Plan(s), Servicing Plan(s)
22                 Performance Calculations
23                 Financial Information

Part C             Other Information
------             -----------------

24-32     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

 INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   [LOGO OF STAGECOACH FUNDS APPEARS HERE]

                     ------------------------------------
                                   PROSPECTUS

                     ------------------------------------


                             INDEX ALLOCATION FUND



                               December 12, 1997

                  PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION

                            DATED SEPTEMBER 25, 1997

                              STAGECOACH FUNDS(R)
                             INDEX ALLOCATION FUND

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about Class A, Class B and Class C shares offered in one of the Company's Funds -- the INDEX ALLOCATION FUND (the "Fund").

 The INDEX ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the Standard & Poor's Index of 500 Stocks (the "S&P Index"), U.S. Treasury bonds and money market instruments. The Fund is an index allocation fund and is NOT an index fund.

 Please read this Prospectus and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated December 12, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066, or by calling the Company at 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL FUND ADVISORS ("BGFA") OR ANY OF THEIR RESPECTIVE AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. BGFA SERVES AS SUB-ADVISER TO THE FUND AND BARCLAYS GLOBAL INVESTORS, N.A. ("BGI") SERVES AS CUSTODIAN TO THE FUND. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, BGFA OR ANY OF THEIR RESPECTIVE AFFILIATES, IS THE SPONSOR, CO-ADMINIS-TRATOR AND DISTRIBUTOR FOR THE FUND.
                       PROSPECTUS DATED DECEMBER 12, 1997
                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 5
Explanation of Tables                                    7
Financial Highlights                                     9
How the Fund Works                                      12
The Fund and Management                                 16
Investing in the Fund                                   18
Dividend and Capital Gain Distributions                 27
How to Redeem Shares                                    28
Additional Shareholder Services                         32
Management, Distribution and Servicing Fees             35
Taxes                                                   39
Prospectus Appendix -- Additional Investment Policies  A-1

PROSPECTUS                             i

                              Prospectus Summary

 The Fund provides you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 A. The INDEX ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks representative of the S&P Index, bonds representative of the Lehman Brothers 20+ Treasury Bond Index and high-quality money market instruments. The Fund seeks to maximize its long-term investment results by shifting its investments periodically among the various asset classes to attempt to achieve a return that is superior to an investment in any single asset class. The Fund does not attempt to replicate the performance of a single index and is NOT an index fund.

 See "How the Fund Works," "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

 A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, Barclays Global Fund Advisors or Barclays Global Investors, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund.

 The stock investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Fund are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may

                                       1                             PROSPECTUS
adversely affect the value of the debt instruments in which the Fund invests. The value of the Fund's portfolio debt instruments generally changes inversely to market interest rates.

 Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of the Fund's portfolio is invested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than shorter-term securities. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objectives and Policies", "How the Fund Works -- Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" below, and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

 A. Wells Fargo Bank, as the investment adviser to the Fund, manages your investments. Wells Fargo Bank also provides administrative, transfer agency and dividend disbursing agency services to the Fund. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. BGFA serves as sub-adviser to the Fund and receives compensation from Wells Fargo Bank for its sub-advisory services. See "Management of the Fund."

Q. HOW DO I INVEST?

 A. You may invest by purchasing shares of the Fund at the public offering price, which is the net asset value ("NAV") plus any applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 4.50%. Class B shares that are redeemed within six years of purchase are subject to a maximum contingent deferred sales charge of 5.00% of the lesser of NAV at purchase or NAV at redemption. After six years, the Class B shares automatically convert to Class A shares. Class C shares that are redeemed within one year of purchase are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of NAV at purchase or NAV at redemption. Front-end or contingent-deferred sales charges may, in certain cases, be waived or reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Fund." For more details, contact Stephens (the

PROSPECTUS                             2

Fund's sponsor and distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

 A. Dividends of the Fund are declared and distributed quarterly. Any capital gains are distributed by the Fund at least annually. Dividend and capital gain distributions are automatically reinvested in Fund shares at NAV without a sales charge unless you elect to receive distributions in cash. You may also elect to reinvest dividends in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

 A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the Fund is open for business. Contingent-deferred sales charges may be charged upon redemption of Class B and Class C shares. The Company does not charge a fee for redemption of Class A shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares -- Contingent Deferred Sales Charges -- Class B and Class C shares." For more details, contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. WHAT ARE DERIVATIVES AND DOES THE FUND USE THEM?

 A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as buying and selling options and futures and entering into currency exchange contracts or swap agreements, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If the Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the adviser's intent in using the derivatives.

Q. WHAT STEPS DOES THE FUND TAKE TO CONTROL DERIVATIVES- RELATED RISKS?

 A. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These

                                       3                            PROSPECTUS
procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Fund's investment activities, see "How the Fund Works" and "Prospectus Appendix -- Additional Investment Policies."

PROSPECTUS                             4

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS A SHARES

  Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)..............................................................  4.50%
  Maximum Sales Charge on Reinvested Dividends.........................   None
  Maximum Sales Charge Imposed on Redemptions..........................   None
  Redemption Fees......................................................   None
  Exchange Fees........................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                                 CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee......................................................... 0.70%
  Rule 12b-1 Fee/1/...................................................... 0.25%
  Other Expenses (after waivers or reimbursements)/2/.................... 0.36%
                                                                          -----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/..... 1.31%
                                                                          =====

 --------------
   /1/ Class A shares are subject to either a 0.25% Rule 12b-1 Fee or a 0.25%
       Administrative Servicing Fee. In no case will a shareholder be charged both 12b-1 and Administrative Servicing Fees, and Total Fund Operating Expenses will not be greater than the amounts shown above because of the combination of such fees. See "Distribution Plans" and "Class A Administrative Servicing Plan."
   /2/ Other Expenses (before waivers or reimbursements) would be 0.49%.
   /3/ Total Fund Operating Expenses (before waivers or reimbursements) would be 1.44%.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's Class A shares, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class A Shares...............................  $58     $85    $114     $196

                                       5                              PROSPECTUS

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS B SHARES

  Maximum Sales Charge Imposed on Purchase (as a percentage of offering
   price)..............................................................   None
  Maximum Sales Charge on Reinvested Dividends.........................   None
  Maximum Sales Charge Imposed on Redemptions..........................  5.00%
  Redemption Fees......................................................   None
  Exchange Fees........................................................   None

                        ANNUAL FUND OPERATING EXPENSES
                                CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee......................................................... 0.70%
  Rule 12b-1 Fee......................................................... 0.75%
  Other Expenses (after waivers or reimbursements)/1/.................... 0.65%
                                                                          -----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/2/..... 2.10%
                                                                          =====

 --------------
   /1/ Other Expenses (before waivers or reimbursements) would be 0.75%.
   /2/ Total Fund Operating Expenses (before waivers or reimbursements) would be 2.20%.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's Class B shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class B Shares...............................  $71     $96    $133     $243

 You would pay the following expenses on a $1,000 investment in the Fund's Class B shares, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class B Shares...............................  $21     $66    $113     $243

PROSPECTUS                             6

                       SHAREHOLDER TRANSACTION EXPENSES
                                CLASS C SHARES

  Maximum Sales Charge Imposed on Purchase (as a percentage of offering
   price)..............................................................   None
  Maximum Sales Charge on Reinvested Dividends.........................   None
  Maximum Sales Charge Imposed on Redemptions
   Redemption during year 1............................................  1.00%
   Redemption after year 1.............................................  0.00%
  Redemption Fees......................................................   None
  Exchange Fees........................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                                 CLASS C SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee......................................................... 0.70%
  Rule 12b-1 Fee......................................................... 0.75%
  Other Expenses (after waivers or reimbursements)/1/.................... 0.60%
                                                                          -----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/2/..... 2.05%
                                                                          =====

 --------------
   /1/Other Expenses (before waivers or reimbursements) would be 0.75%. /2/Total Fund Operating Expenses (before waivers or reimbursements) would be 2.20%.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class C Shares...............................  $31     $64    $110     $238

 You would pay the following expenses on a $1,000 investment in the Fund's Class C shares, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class C Shares...............................  $21     $64    $110     $238

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Fund.

                                       7                              PROSPECTUS

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of the Fund's Class A shares and may be subject to a contingent-deferred sales charge on the Fund's Class B or Class C shares if you redeem such shares within a specified period. The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. See "Investing in the Fund -- Sales Charges."

 ANNUAL FUND OPERATING EXPENSES for the Fund, except as indicated below, are based on applicable contract amounts and amounts incurred during the most recent fiscal year by the predecessor portfolio to the Fund. On December 12, 1997, the Index Allocation Fund of Overland Express Funds, Inc. was reorganized as the Stagecoach Index Allocation Fund. The Overland Fund is sometimes referred to herein as the "predecessor portfolio". Where indicated, the amounts shown under Annual Fund Operating Expenses have been adjusted to reflect voluntary fee waivers or reimbursements that are expected to continue to reduce expenses during the current year. Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. The amounts shown for the Class B shares are based on contract amounts, except that "Other Expenses" are based on estimated amounts expected to be in effect during the current fiscal year. Long-term shareholders of the Fund could pay more in sales charges than the economic equivalent of the maximum distribution-related charges applicable to mutual funds sold by members of the National Association of Securities Dealers Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in the Fund, please see "Investing in the Fund -- How To Buy Shares" and "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management, Distribution and Servicing Fees" and in the SAI.

PROSPECTUS                             8

                              Financial Highlights

 The following information has been derived from the Financial Highlights in the audited financial statements for the year ended December 31, 1996 and the unaudited financial statements for the six-month period ended June 30, 1997, for the predecessor portfolio to the Fund. This information is provided to assist you in evaluating the Fund's historical performance. The audited financial statements were audited by KPMG Peat Marwick LLP. The audited financial statements and the independent auditor's report thereon for the year ended December 31, 1996 are incorporated by reference into the SAI. In addition, the unaudited financial statements for the six-month period ended June 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the predecessor portfolio's audited 1996 financial statements and unaudited 1997 semi-annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus. Financial information for the Class B shares is not available since the class had not yet commenced operations during the periods shown.

                                       9                              PROSPECTUS

                             INDEX ALLOCATION FUND
                        FOR A CLASS A SHARE OUTSTANDING

                         (UNAUDITED)
                          6 MONTHS     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                            ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          JUNE 30,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                            1997       1996      1995      1994      1993      1992      1991      1990      1989    1988/1/
                         ----------- --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
beginning of period.....    $13.99    $13.76    $10.67    $11.90    $11.45    $11.95    $10.31    $10.39    $10.17    $10.00
Income from investment
operations:
 Net investment income..      0.18      0.29      0.28      0.31      0.30      0.47      0.57      0.63      0.67      0.28
 Net realized and
 unrealized gain (loss)
 on investments.........      1.70      2.02      3.42     (0.39)     1.12      0.36      1.51      0.10      0.33      0.18
                            ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
operations..............      1.88      2.31      3.70     (0.08)     1.42      0.83      2.08      0.73      1.00      0.46
Less distributions:
 Dividends from net
 investment income......     (0.18)    (0.29)    (0.28)    (0.31)    (0.30)    (0.63)    (0.44)    (0.61)    (0.63)    (0.27)
 Distributions from net
 realized gain..........      0.00     (1.79)    (0.33)    (0.84)    (0.67)    (0.70)     0.00     (0.20)    (0.15)    (0.02)
Total from
distributions...........     (0.18)    (2.08)    (0.61)    (1.15)    (0.97)    (1.33)    (0.44)    (0.81)    (0.78)    (0.29)
                            ------   -------   -------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of
period..................    $15.69    $13.99    $13.76    $10.67    $11.90    $11.45    $11.95    $10.31    $10.39    $10.17
                            ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return (not
annualized)/2/..........    13.52%    17.04%    34.71%    (0.68%)   12.54%     7.44%    20.69%     7.08%    10.23%     4.60%
Ratios/supplemental
data:
 Net assets, end of
 period (000)...........   $72,691   $60,353   $52,007   $40,308   $53,124   $41,165   $38,663   $27,689   $23,814   $13,220
 Number of shares
 outstanding (000)......     4,633     4,313     3,778     3,779     4,465     3,596     3,235     2,686     2,293     1,300
Ratios to average net
assets (annualized):
 Ratio of expenses to
 average net assets.....     1.29%     1.31%     1.30%     1.30%     1.36%     1.25%     1.38%     1.59%     1.76%     1.76%
 Ratio of net investment
 income to average net
 assets.................     2.49%     2.06%     2.07%     2.41%     2.64%     4.08%     5.23%     6.01%     6.44%     4.69%
 Portfolio turnover.....       36%       67%       47%       50%       53%       38%       18%       94%       62%      200%
 Average commission rate
 paid/3/................   $0.0341   $0.0227       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
 Ratio of expenses to
 average net assets
 prior to waived fees
 and reimbursed
 expenses...............     1.35%     1.44%     1.35%     1.38%     1.47%     1.71%     1.56%     1.74%     2.37%     3.02%
 Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses...............     2.43%     1.93%     2.02%     2.33%     2.53%     3.62%     5.05%     5.86%       N/A       N/A

PROSPECTUS                             10

                             INDEX ALLOCATION FUND
                        FOR A CLASS C SHARE OUTSTANDING

                                (UNAUDITED)
                                 6 MONTHS     YEAR      YEAR      YEAR     PERIOD
                                   ENDED     ENDED     ENDED     ENDED     ENDED
                                 JUNE 30,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                   1997       1996      1995      1994    1993/1/
                                ----------- --------  --------  --------  --------
Net asset value, beginning of
 period........................    $17.42    $17.10    $13.26    $14.75    $15.00
Income from investment
 operations:
 Net investment income.........      0.15      0.22      0.20      0.25      0.07
 Net realized and unrealized
  gain (loss) on investments...      2.12      2.54      4.24     (0.45)     0.61
                                   ------    ------    ------    ------    ------
Total from investment
 operations....................      2.27      2.76      4.44     (0.20)     0.68
Less distributions:
 Dividends from net investment
  income.......................     (0.15)    (0.22)    (0.20)    (0.25)    (0.10)
 Distributions from net
  realized gain................      0.00     (2.22)    (0.40)    (1.04)    (0.83)
Total from distributions.......     (0.15)    (2.44)    (0.60)    (1.29)    (0.93)
                                   ------    ------    ------    ------    ------
 Net asset value, end of
  period.......................    $19.54    $17.42    $17.10    $13.26    $14.75
                                   ======    ======    ======    ======    ======
Total Return (not
 annualized)/2/................    13.08%    16.37%    33.72%   (1.38)%     4.56%
Ratios/supplemental data:
 Net assets, end of period
  (000)........................   $33,278   $24,655   $16,075   $ 9,798    $8,996
 Number of shares outstanding
  (000)........................     1,703     1,415       940       739       610
Ratios to average net assets
 (annualized):
 Ratio of expenses to average
  net assets...................     2.04%     2.05%     2.05%     2.01%     0.96%
 Ratio of net investment income
  to average net assets........     1.75%     1.35%     1.30%     1.75%     0.53%
 Portfolio turnover............       36%       67%       47%       50%       53%
 Average commission rate
  paid/3/......................   $0.0341   $0.0227       N/A       N/A       N/A
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses.....................     2.11%     2.20%     2.17%     2.20%     1.12%
 Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
  expenses.....................     1.68%     1.20%     1.18%     1.56%     0.37%

--------------
/1/ The Class A shares of the Index Allocation Fund commenced operations as the shares of the Overland Asset Allocation Fund on April 7, 1988. The Class C shares of the Fund commenced operations as the Class D shares of the Overland Asset Allocation Fund on July 1, 1993. The predecessor portfolio changed its name to "Index Allocation Fund" in February of 1997.
/2/ Total returns do not include any sales charges.
/3/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                       11                            PROSPECTUS

                               How The Fund Works

INVESTMENT OBJECTIVES AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

 The Fund seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes --common stocks in the S&P Index, U.S. Treasury bonds and money market instruments./1/

 The Index Allocation Fund is a diversified portfolio. Under normal market conditions, it allocates at least 65% of its portfolio to stocks representative of the S&P Index, bonds representative of the Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index"), or a combination of both indices. The LBT Bond Index is an unmanaged index comprised of U.S. Treasury securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index. The Fund also may allocate a portion of its portfolio to money market instruments. Whenever more than 20% of the Fund's portfolio is allocated to money market instruments, such instruments will consist of U.S. Treasury bills and/or a broadly diversified range of money market instruments. The Fund allocates its investments among common stocks representative of the S&P Index, bonds representative of the LBT Index and money market instruments and is therefore an index allocation fund. It does not attempt to replicate the performance of a single index and is NOT an index fund.

 The Fund's allocation strategy is based upon the premise that, from time to time, certain asset classes are more attractive long-term investments than others and, accordingly, that timely shifts among common stocks, U.S. Treasury bonds with maturities of 20 to 30 years and money market instruments, as determined by their relative over-valuation or under-valuation, can produce superior investment returns.

 To the extent the Fund's assets are allocated to replicate the S&P Index or the LBT Bond Index (each, an "Index"), the Fund will attempt to maintain under normal market conditions a correlation of at least 95% between the total return of such assets (before fees and expenses) and the total return of the relevant Index. The Fund's sub-

--------------
/1/ The S&P Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS                             12
adviser will monitor the correlation of the Fund's portfolio to the relevant Index and will adjust the Fund's portfolio to the extent necessary to maintain at least a 95% correlation to such Index. If a particular industry grows to represent more than 25% of the S&P Index, the Fund may, consistent with its concentration policy (as set forth in its SAI) continue to invest in all industry components of the S&P Index.

 In an attempt to more closely replicate the total return of the portfolio assets allocated to replicate an Index, the Index Allocation Fund may engage in the purchase and sale of options, futures contracts and related instruments, and may participate in interest rate and index swaps. Each of these transactions involves risks to the Fund. See "Additional Permitted Investment Activities" in the Fund's SAI.

 Use of Investment Model. BGFA, as sub-adviser to the Fund, uses a proprietary investment model to determine the appropriate mix of asset classes within the Fund's portfolio in accordance with the investment objective, policies and restrictions set forth herein and in the Fund's SAI. The investment model was originally developed in 1973 and is continually refined and updated. As of January 1, 1997, investments totaling approximately $32 billion were managed by BGFA and its affiliates using this investment model. The investment model analyzes extensive financial data from numerous sources, and, based on such data, recommends a portfolio among common stocks, U.S. Treasury bonds and money market instruments.

 The principal financial data used by BGFA in connection with the investment model currently are: (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated AA" by Standard & Poor's Corporation ("S&P") or on long-term U.S. Treasury bonds; (iii) the present yield on money market instruments;
(iv) the historical standard statistical deviation in investment return for each class of assets; and (v) the historical standard statistical correlation of investment return among the various asset classes.

 The investment model has broad latitude to allocate and reallocate the assets in the Fund's portfolio. The investment model recommends allocations among each asset class in 5% increments only. Any reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Notwithstanding any recommendation of the investment model to the contrary, the Fund generally maintains at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. The Fund's investments are compared from time to time to the investment model's recommendations. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the model. The overall management of the Fund is

                                       13                             PROSPECTUS
based on the recommendations of the investment model, and no person is primarily responsible for recommending the mix of asset classes in the Fund's portfolio or the mix of securities within the asset classes. Decisions relating to the investment model are made by BGFA's investment committee.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

 The portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. For the first quarter of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Fund is subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The market value of the Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

 Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

PROSPECTUS                             14

 Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

 The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

 There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of average annual total return and cumulative total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in shares of the class and assumes that all dividends and capital-gain distributions attributable to such class are reinvested at NAV in shares of that class. The standardized average annual total return, as calculated for Class A shares, assumes that you have paid the maximum sales charge and, as calculated for Class B or Class C shares, assumes that you have paid the maximum applicable contingent deferred sales charge on your hypothetical investment. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.

 In addition to presenting standardized performance figures, the Fund also may present nonstandardized performance figures, including distribution rates. For example, the performance figure of the shares of a class or Fund may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Fund -- How To Buy Shares") rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

                                       15                           PROSPECTUS

 Because of differences in the fees and/or expenses borne by Class B and Class C shares of the Fund, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A shares. Standardized performance quotations are computed separately for each class of shares.

 Additional information about the performance of the Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which may be obtained free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address on the inside front cover of the Prospectus.

                            The Fund and Management

THE FUND

 The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other Funds. Each class of shares represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank is the investment adviser to the Fund. In addition, Wells Fargo Bank serves as the Fund's administrator, transfer and dividend disbursing agent and is a shareholder servicing agent and selling agent. Wells Fargo Bank, one of the largest

PROSPECTUS                             16
banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to the other separately managed funds of the Company, and as investment adviser or sub-adviser to other registered, open-end, management investment companies. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

PORTFOLIO MANAGEMENT

 The allocation of investments within the Fund's portfolio is based solely on the recommendation of the investment model. No person is primarily responsible for recommending the mix of asset classes held by the Fund or the mix of securities within any such asset class. Decisions relating to the Investment Model are made by various BGFA investment committees.

 Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. In addition, the Fund, in accordance with its investment objective, may invest in stock of Wells Fargo & Company so long as Wells Fargo & Company is included in the S&P 500 Index.

                            -----------------------

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank and BGFA, has advised the Company, Wells Fargo Bank and BGFA that they and their affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                                       17                             PROSPECTUS

                             Investing in the Fund

OPENING AN ACCOUNT

 You can buy Fund shares in one of the ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 To invest in the Fund through tax-deferred retirement plans, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of the Fund or class is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Fund on each day the Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Fund is open for business on each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class, by the total number of outstanding shares of the class. All expenses are accrued daily and taken into account for purposes of computing NAV, which is expected to fluctuate daily. Shares may be purchased on any day the Fund is open for business.

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Fund's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

PROSPECTUS                             18

HOW TO BUY SHARES

 Fund shares are offered continuously at the applicable offering price (NAV plus any applicable sales charges) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent (as defined below) is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the transfer agent.

 Payments for Fund shares are invested in full and fractional shares of the Fund (or class) at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is generally $1,000. The minimum investment amounts, however, are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in the shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), then you may carry over the lesser amount into the Fund. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please call 1-800-222-8222. If you have questions regarding ExpressInvest(TM), please call 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a shareholder servicing agent or selling agent.

SALES CHARGES

 Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the Fund. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as

                                       19                            PROSPECTUS
you purchase additional shares (contingent-deferred sales charges applicable to Class B and Class C shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                       FRONT-END SALES CHARGE SCHEDULE --
                                 CLASS A SHARES

                                     FRONT-END       FRONT-END        DEALER
                                    SALES CHARGE   SALES CHARGE     ALLOWANCE
                                      AS % OF       AS % OF NET      AS % OF
         AMOUNT OF PURCHASE        OFFERING PRICE AMOUNT INVESTED OFFERING PRICE
         ------------------        -------------- --------------- --------------
  Less than $50,000...............      4.50%          4.71%           4.00%
  $50,000 up to $99,999...........      4.00           4.17            3.55
  $100,000 up to $249,999.........      3.50           3.63            3.13
  $250,000 up to $499,999.........      2.50           2.56            2.00
  $500,000 up to $999,999.........      2.00           2.04            1.75
  $1,000,000 and over.............      0.00           0.00            1.00

 If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and Class C shares and is then reimbursed out of Rule 12b-1 Fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

 A selling agent or shareholder servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B or Class C shares of the same fund.

REDUCED SALES CHARGES -- CLASS A SHARES

 Discounts described below pertaining to reduced sales charge for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B and Class C shares do not assess a front-end sales charge, the amount of Class B or Class C shares you hold is not considered in determining any Volume Discount.

 Volume Discounts

 The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (including the Fund's Class A shares) of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds").

PROSPECTUS                             20

 Right of Accumulation

 The Right of Accumulation allows you to combine the amount you invest in the Fund's Class A shares with the total NAV of shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of another Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain the discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

 Letter of Intent

 A Letter of Intent allows you to purchase shares of a Load Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares in the Load Funds that you already own. Each investment in shares of a Load Fund that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Load Fund you purchased equal to 5% of the total amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow are reinvested in additional Fund shares.

 Reinvestment

 You may reinvest proceeds from a redemption of Class A shares in Class A shares of the Fund or shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the front-end sales charge that you paid in connection with the Class A shares you redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of your redemption proceeds. A written purchase order for the shares must be

                                       21                             PROSPECTUS
delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.

 Reductions for Families or Fiduciaries

 Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

 Reductions for Qualified Groups

 Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company;
(iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

 Waivers for Certain Parties

 Class A shares may be purchased without a front-end sales charge by directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "relatives") of the Company, Stephens, its affiliates and other broker/dealers that have entered into agreements with Stephens to sell such shares. Class A shares also may be purchased without a front-end sales charge by present and retired directors, officers and employees (and their relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A shares also may be purchased without a front-end sales charge by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than certain individual retirement accounts) that is maintained, managed or advised by Wells Fargo Bank, Stephens or their affiliates. In

PROSPECTUS                             22
addition, Class A shares may be purchased without payment of a front-end sales charge with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Fund within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

 Class A Shares may be purchased without a front-end sales charge by the following types of investors when the trades are placed through an omnibus account maintained with the Fund by a broker/dealer -- trust companies; deferred compensation plans and the trusts used to finance these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS B AND CLASS C SHARES

 Class B and Class C shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The CDSC will be equal to a percentage of the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at redemption.

 Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:


  REDEMPTION WITHIN:    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
  ------------------    ------   -------   -------   -------   -------   -------
   CDSC -- Class B:       5%        4%        3%        3%        2%        1%


 Class C shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent-deferred sales charge equal to 1.00% of an amount equal to the lesser of the NAV of your Class C shares at the time of purchase or the NAV of your Class C shares at redemption.

 Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B or Class C shares purchased through reinvestment of dividends or capital gain distributions.

 The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class B or Class C shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B or Class C shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, such shares are considered redeemed on a first-in, first-out basis so that Class B or Class C shares, as applicable,

                                       23                            PROSPECTUS
held for a longer period of time are considered redeemed prior to more recently acquired Class B or Class C shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges see "Additional Shareholder Services -- Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class B or Class C shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.

 In deciding whether to purchase Class A, Class B or Class C shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B and Class C shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A, Class B or Class C shares. See "Investing In The Fund -- Sales Charges" for information on reduced sales charges for Class A shares.

 You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

INITIAL PURCHASES BY WIRE

1.Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

 Wells Fargo Bank, N.A.
 San Francisco, California
 Bank Routing Number: 121000248
 Wire Purchase Account Number: 4068-000587
 Attention: Stagecoach Funds (Name of Fund) (Designate Class)
 Account Name(s): Name(s) in which to be registered
 Account Number: (if investing into an existing account)

PROSPECTUS                            24

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired, and must be received and accepted by the transfer agent before an account can be opened:

 Wells Fargo Bank, N.A.
 Stagecoach Shareholder Services
 P.O. Box 7066
 San Francisco, California 94120-7066
 Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the public offering price or, in the case of Class B or Class C shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund -- Designate Class)," to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price or, in the case of Class B or Class C shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified Fund shares on your behalf generally on or about the day that you have selected or, if you have not selected a day, on or about the 20th day of each month. Certain restrictions may apply to shares held in a brokerage account. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Fund for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver Purchase is effected, suspend purchases or terminate your election at any time by

                                       25                         PROSPECTUS
providing notice to the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund-Designate Class)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for shares of the Fund through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Fund's Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day following the day your order is

PROSPECTUS                          26
placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Fund is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." The Shareholder Servicing Agent may transmit a purchase order to the transfer agent, on your behalf, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                    Dividend And Capital Gain Distributions

 The Fund intends to declare and distribute quarterly dividends of substantially all of its net investment income. The Fund distributes any capital gains at least annually. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options."

 Dividend and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares

                                       27                    PROSPECTUS
shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of such class.

 Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B or Class C shares (the "redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, the Company may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Fund reserves the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

PROSPECTUS                          28

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of the Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the
Fund -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class, if applicable, and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which generally is your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist which cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

                                      29                         PROSPECTUS

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of shares of the Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, is expedited. In addition, you also may request an expedited redemption of shares of the Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request is expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class B or Class C shares, are wired or credited to an Approved Bank Account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to your Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds is mailed to your address of record or, at your election, credited to your Approved Bank Account.

PROSPECTUS                             30

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital-gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the Fund subject to a sales charge.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with the Selling Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved

                                       31                    PROSPECTUS

Bank Account. If no such account is designated, a check for the net redemption proceeds are mailed to your address of record or, if such address is no longer valid, the net proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of shares of the Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The shareholder servicing agent may charge you a fee. In addition, the shareholder servicing agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan and Expedited Redemptions by Letter and Telephone. In addition, you have several dividend and distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

PROSPECTUS                             32

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following distribution options listed below.

 A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last business day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The FUND PURCHASE OPTION lets you use your dividend and/or capital-gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A, B or C shares may be invested in Class A, B or C shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, National Tax-Free Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Distributions paid on Class B or Class C shares may not be invested in shares of a single class fund.

 C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Fund's dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. Your Automatic Clearing House Option is then converted automatically to the Automatic Reinvestment Option.

 D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. Your Check Payment Option is then converted automatically to the Automatic Reinvestment Option.

 The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing

                                       33                          PROSPECTUS
agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

EXCHANGE PRIVILEGE

 The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:


  EXCHANGES BETWEEN                                                    YES NO
  -----------------                                                    --- ---
  Class A, B or C shares and a Money Market Mutual Fund...............   X
  Class A shares and Class A shares...................................   X
  Class B shares and Class B shares...................................   X
  Class C shares and Class C shares...................................   X
  Class A shares of a non-Money Market Mutual Fund and Class B or
    C shares..........................................................       X
  Class B shares and Class C shares...................................       X

 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (LESS THE DIFFERENCE BETWEEN ANY LOAD ALREADY PAID UNDER THE MAXIMUM 3% LOAD SCHEDULE AND THE MAXIMUM 4.50% SCHEDULE).

 . You will not pay a contingent deferred sales charge on any exchange from Class B or Class C shares into other Class B shares or Class C shares, respectively, or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

 . If you exchange Class A , B or C shares for shares of a Money Market
   Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.

PROSPECTUS                             34

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

CONVERSION -- CLASS B SHARES

 Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of the Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares are considered new purchases for purposes of the conversion feature.

 If a shareholder effects one or more exchanges among Class B shares of any Fund or among shares of a Money Market Mutual Fund during the six-year period, and exchanges back into Class B shares, the holding period for shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares. The conversion feature does not apply to Class C shares.

                  Management, Distribution and Servicing Fees

INVESTMENT ADVISER

 Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. For its services as investment adviser, Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% of average daily net assets in excess of $500 million.

 Wells Fargo Bank has engaged BGFA to provide sub-advisory services to the Fund. BGFA is located at 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly

                                       35                       PROSPECTUS
owned subsidiary of BGI and an indirect subsidiary of Barclays Bank PLC ("Barclays"). As of January 1, 1997, BGFA and its affiliates provided investment advisory services for over $410 billion of assets. Wells Fargo Bank pays BGFA for its sub-advisory services an annual fee equal to $60,000 plus a monthly fee at the annual rate of 0.20% of the Fund's average daily net assets.

 Advisory Fees Paid

 For the year ended December 31, 1996, Wells Fargo Bank was paid 0.70% of the predecessor portfolio's average daily net assets as compensation for its services as investment adviser. For the same period, Wells Fargo Bank paid BGFA 0.20% of the predecessor portfolio's average daily net assets as compensation for its services as sub-adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 BGI serves as the Fund's custodian. BGI, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned indirectly by Barclays. BGFA is a wholly owned subsidiary of BGI. Wells Fargo Bank has been retained to act as the Fund's transfer and dividend disbursing agent. Its principal place of business is 420 Montgomery Street, San Francisco, California 94104 and its transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105.

ADMINISTRATIVE SERVICING AGENTS -- CLASS A

 The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Fund or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

PROSPECTUS                             36

SHAREHOLDER SERVICING AGENTS -- CLASS B AND CLASS C

 The Company has adopted Shareholder Servicing Plans ("Servicing Plans") on behalf of the Class B and Class C shares. Pursuant to the Servicing Plans, the Fund may enter into servicing agreements with one or more shareholder servicing agents (which may include Wells Fargo Bank and its affiliates) who agree to provide shareholder support services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Fund or a shareholder may reasonably request. Shareholder servicing agents are entitled to receive a fee which will not exceed, on an annualized basis for the Fund's then-current fiscal year, the lesser of 0.25% of the average daily net asset value of the Class B and Class C shares held of record or beneficially by such customers.

 In no event will the fees paid exceed the maximum amount payable to the administrative or shareholder servicing agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). Such agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each such agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank and Stephens as administrator and co-administrator, respectively, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.

 Stephens previously provided substantially the same services as sole administrator to the predecessor portfolio. For these administrative services, Stephens was entitled to receive a monthly fee at the annual rate of 0.10% of the predecessor portfolio's average daily net assets, decreasing to 0.05% of the average daily net assets of the predecessor portfolio in excess of $200 million.

                                     37                               PROSPECTUS

SPONSOR AND DISTRIBUTOR

 Stephens is the Fund's sponsor and co-administrator, and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing shares of the Fund. The Company also has adopted a Distribution Plan on behalf of each class of shares of the Fund under the SEC's Rule 12b-1 ("Plans"). Pursuant to the Plans, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution related expenses incurred, a monthly fee at the annual rate of 0.25% and 0.75% and 0.75%, respectively, of the average daily net assets attributable to the Class A, Class B and Class C shares of the Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

 Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of the Fund's shares.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in

PROSPECTUS                             38
certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

 The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of Fund shares, and may enter into selling agreements with Selling Agents that wish to make available shares of the Fund to its customers. The Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate

                                       39                            PROSPECTUS
shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions designated by the Fund as capital gain distributions attributable to its net capital gains may be taxable to individual, trust and estate shareholders at preferential rates. See "Additional Information Concerning Taxes -- Capital Gain Distributions" in the SAI. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes --
 Disposition of Fund Shares" in the SAI.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

PROSPECTUS                             40

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

 Set forth below is a more detailed description of the Fund's permissible investments. For additional information, see "Additional Permitted Investment Activities" in the SAI.

 Floating- and Variable-Rate Instruments

 The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 Loans of Portfolio Securities

 The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on the portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased by the Fund, and all repurchase agreements must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund also may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                      A-1                             PROSPECTUS

 Money Market Instruments

 The Fund may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1-" by S&P; (iv) certain repurchase agreements and (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to the obligations of U.S. banks which may be purchased by the Fund. The Fund also may purchase nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P.

 U.S. Government Obligations

 The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA Certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rise when market rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

 Other Investment Companies

 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments

PROSPECTUS                           A-2
in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund may also purchase shares of exchange-listed closed-end funds.

 Futures Contracts and Options Transactions

 A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

 Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

 An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

 Stock Index Options. The Fund may purchase put and call options on stock indices. The Fund may sell call options on stock indices. The Fund may purchase and

                                      A-3                             PROSPECTUS
write call and put options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by the Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

 The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

 Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

 Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

 Interest-Rate and Index Swaps. The Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of

PROSPECTUS                            A-4
an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

 The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive. The Fund may invest up to 10% of its net assets in interest-rate and index swaps.

 Short-Term Corporate Debt Instruments

 The Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

 The Fund also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

 Temporary Investments

 The Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Fund may purchase include,

                                      A-5                             PROSPECTUS
among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional information.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth in "How the Fund Works -- Investment Objective and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.

 Fundamental Investment Policies

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); (ii) make loans of portfolio securities; (iii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities; and (iv) invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

PROSPECTUS                            A-6

                                        STAGECOACH FUNDS(R)

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC

NOT FDIC INSURED

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 . are NOT insured by the FDIC or U.S. Government
 . are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the
   Bank
 . involve investment risk, including possible loss of principal



[LOGO OF RECYCLED PAPER APPEARS HERE]
Printed on Recycled Paper                                        SC 77 P (12/97)

STAGECOACH FUNDS(R)                                               BULK RATE
P.O. Box 7066                                                   U.S. POSTAGE
San Francisco, CA 94120-7066                                        PAID
                                                                DALLAS, TEXAS
                                                               Permit No. 1808






 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 . are NOT insured by the FDIC or U.S. Government
 . are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the
   Bank
 . involve investment risk, including possible loss of principal

 INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   [LOGO OF STAGECOACH FUNDS APPEARS HERE]

                     ------------------------------------
                                   PROSPECTUS
                     ------------------------------------


                          OVERLAND EXPRESS SWEEP FUND



                               December 12, 1997

                  PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION

                            DATED SEPTEMBER 25, 1997

                              STAGECOACH FUNDS(R)
                          OVERLAND EXPRESS SWEEP FUND

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about the single class of shares offered by one of the Company's Funds -- the OVERLAND EXPRESS SWEEP FUND (the "Fund").

 The OVERLAND EXPRESS SWEEP FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund seeks to achieve its investment objective by investing in high-quality, short-term instruments.

 Shares of the Fund are offered only to customers of certain financial institutions that have entered into Shareholder Servicing Agreements with the Company on behalf of the Fund ("Servicing Agents"). Servicing Agents will automatically invest, or "sweep," customer funds into shares of the Fund. As further described below, Wells Fargo Bank, N.A. ("Wells Fargo Bank") will serve as a Servicing Agent, and will receive certain fees pursuant to a Shareholder Servicing Agreement. Wells Fargo Bank also has entered into a Selling Agreement with Stephens Inc. ("Stephens") pursuant to which it will receive certain fees.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated December 12, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUND WITH CERTAIN OTHER SERVICES. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                       PROSPECTUS DATED DECEMBER 12, 1997
                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 3
Explanation of Tables                                    3
Financial Highlights                                     4
How the Fund Works                                       6
The Fund and Management                                  9
Investing in the Fund                                   10
Dividend and Capital Gain Distributions                 12
Management, Distribution and Servicing Fees             13
Taxes                                                   16
Prospectus Appendix -- Additional Investment Policies  A-1

PROSPECTUS                             i

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 A. The Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term instruments, including obligations of the U.S. Government, its agencies, or instrumentalities (including government-sponsored enterprises), certain short-term debt obligations of U.S. banks and U.S. branches of foreign banks, high-quality commercial paper, and certain repurchase agreements and floating- and variable-rate instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. See "Investment Objective and Policies."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

 A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

 A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."

Q. HOW DO I INVEST?

 A. Shares of the Fund may be purchased on any day the Fund is open through a Servicing Agent that has entered into a Shareholder Servicing Agreement with the Company. There are no sales loads for purchasing shares of the Fund. There is no minimum initial purchase or subsequent purchase amount applicable to Fund shares. See "Purchase and Redemption of Shares."

                                       1                              PROSPECTUS

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

 A. Dividends are declared daily and are paid monthly. Any capital gains are distributed at least annually. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

 A. Shares may be redeemed on any day the Fund is open for trading upon request to a Servicing Agent. Proceeds of redemptions are credited to the Servicing Agent's shareholder account with the Fund. The Fund imposes no redemption fees. See "Purchase and Redemption of Shares."

PROSPECTUS                             2

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...............................................................  None
  Maximum Sales Charge on Reinvested Distributions......................  None
  Maximum Sales Charge on Redemptions...................................  None
  Redemption Fees.......................................................  None
  Exchange Fees.........................................................  None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee.......................................................... 0.45%
  Rule 12b-1 Fee.......................................................... 0.30%
  Other Expenses.......................................................... 0.49%
                                                                           -----
  TOTAL FUND OPERATING EXPENSES........................................... 1.24%
                                                                           =====

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

        1 YEAR               3 YEARS                5 YEARS             10 YEARS
        ------               -------                -------             --------
          $13                  $39                    $68                 $150

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. There are no sales loads or redemption fees charged by the Fund. The tables do not reflect any charges that may be imposed by Servicing Agents for services related to those provided under Shareholder Servicing Agreements in connection with an investment in the Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on applicable contract amounts for "Management Fee" and "Rule 12b-1 Fee" and estimated amounts for "Other Expenses" expected to be in effect during the current fiscal year. On December 12, 1997, the Overland Sweep Fund of Overland Express Funds, Inc. was reorganized as the Overland Express Sweep Fund of the Company. The Overland Fund is sometimes

                                       3                              PROSPECTUS
referred to herein as the "predecessor portfolio." Wells Fargo Bank and Stephens may voluntarily waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There is no assurance that such waivers or reimbursements would continue. Long-term shareholders of the Fund could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management, Distribution and Servicing Fees" and in the SAI.

                              Financial Highlights

 The following information has been derived from the Financial Highlights in the audited financial statements for the year ended December 31, 1996 and the unaudited financial statements for the six-month period ended June 30, 1997, for the predecessor portfolio to the Fund. This information is provided to assist you in evaluating the Fund's historical performance. The audited financial statements were audited by KPMG Peat Marwick LLP. The audited financial statements and the independent auditor's report thereon for the year ended December 31, 1996 are incorporated by reference into the SAI. In addition, the unaudited financial statements for the six-month period ended June 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the predecessor portfolio's audited 1996 financial statements and unaudited 1997 semi-annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus. During the periods shown, the predecessor portfolio invested all of its assets in a master portfolio with the same investment objective and bore a pro rata share of the corresponding master portfolio's expenses.

PROSPECTUS                             4

                          OVERLAND EXPRESS SWEEP FUND
                            FOR A SHARE OUTSTANDING

                                    (UNAUDITED)
                                     6 MONTHS       YEAR        YEAR       YEAR      YEAR      YEAR     PERIOD
                                       ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED
                                     JUNE 30,     DEC. 31,    DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                       1997         1996        1995       1994      1993      1992    1991/1/
                                    -----------  ----------  ----------  --------  --------  --------  --------
Net asset value,
 beginning of period....                $ 1.00       $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
Income from investment operations:
 Net investment income..                  0.02         0.04        0.05      0.03      0.02      0.03     0.01
                                        ------       ------      ------    ------    ------    ------   ------
Less distributions:
 Dividends from net
  investment income.....                 (0.02)       (0.04)      (0.05)    (0.03)    (0.02)    (0.03)   (0.01)
                                        ------       ------      ------    ------    ------    ------   ------
 Net asset value, end of
  period................                $ 1.00       $ 1.00      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
                                        ======       ======      ======    ======    ======    ======   ======
Total return (not
 annualized)............                 2.15%        4.29%       4.80%     3.11%     1.97%     2.31%    0.93%
Ratios/supplemental
 data:
 Net assets, end of
  period (000)..........            $2,076,137   $2,002,725  $1,209,183  $812,559  $528,072  $253,617  $14,010
 Number of shares
  outstanding, end of
  period (000)..........             2,076,710    2,003,292   1,209,183   812,559   528,072   253,628   14,010
Ratios to average net
 assets (annualized)/2/:
 Ratio of expenses to
  average net assets....                 1.25%        1.24%       1.25%     1.25%     1.25%     1.24%    1.23%
 Ratio of net investment
  income to average net
  assets................                 4.31%        4.20%       4.70%     2.92%     1.67%     2.20%    3.46%
 Ratio of expenses to
  average net assets
  prior to waived fees
  and reimbursed
  expenses..............                 1.26%        1.26%       1.28%     1.33%     1.31%     1.51%    6.92%
 Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses..............                 4.30%        4.18%       4.67%     2.84%     1.61%     1.93%  (2.23)%

-------------
/1/The Fund commenced operations on October 1, 1991, as the Overland
   Sweep Fund of Overland Express Funds, Inc.
/2/These ratios include expenses charged to the Master Portfolio.

                                       5                            PROSPECTUS

                               How The Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.

 The OVERLAND EXPRESS SWEEP FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in U.S. dollar-denominated securities with remaining maturities not exceeding thirteen months, as defined under the Investment Company Act of 1940 (the "1940 Act").

 The Fund may invest in U.S. Government obligations, obligations of domestic and foreign banks, commercial paper, certain floating- and variable-rate instruments, repurchase agreements and certain short-term, U.S. dollar-denominated obligations of domestic branches of foreign banks.

 As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). As a matter of fundamental policy, the Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks.

 As a matter of non-fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities, and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their

PROSPECTUS                             6
investment to the high credit quality instruments in which the Fund invests. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund, under 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the Fund's adviser under guidelines adopted by the Company's Board of Directors).

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser prohibits the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as

                                       7                              PROSPECTUS

Cost of Funds Index ("COFI") floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate ("LIBOR"), the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that it will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 The performance of the Fund may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in the Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Fund also may present nonstandard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

PROSPECTUS                             8

                            The Fund And Management

THE FUND

 The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. For information on another fund or a class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises the funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a Shareholder Servicing Agent and as a Selling Agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to separately managed funds of other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

 Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Fund's may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement

                                       9                             PROSPECTUS
authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

                            -----------------------

 Morrison & Foerster LLP counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

 Shares of the Fund are offered exclusively to customers of Servicing Agents who have entered into a Shareholder Servicing Agreement with the Company on behalf of the Fund. The Shareholder Servicing Agreements contemplate that customers of a Servicing Agent will have entered into agency agreements with such Servicing Agent whereby the Servicing Agent is authorized to invest certain amounts maintained by the customer in an account with the Servicing Agent in shares of the Fund through a single account in the name of the Servicing Agent on behalf of its customers.

 Shares of the Fund may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 9:00 a.m. (Pacific time).

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

PROSPECTUS                             10

SHARE VALUE

 Net asset value per share for the Fund is determined by Wells Fargo Bank on each Business Day. The Fund is open Monday through Friday and is closed weekends and standard New York Stock Exchange holidays.

 The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund, less all of its liabilities by the total number of outstanding shares of the Fund. The net asset value of the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) each Business Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00, although there is no assurance that the Fund will maintain a stable net asset value.

 The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security.

PURCHASE OF SHARES

 Fund shares are offered continuously at the net asset value next determined after a purchase order is received by the Servicing Agent. The Servicing Agent is responsible for the prompt transmission of the purchase order to the Fund. The net asset value is expected to remain constant at $1.00. No sales loads are imposed.

 Shares of the Fund may be purchased on any Business Day. There is no minimum initial or subsequent purchase amount applicable to Fund shares. The Company reserves the right to reject any purchase order for Fund shares. All amounts accepted will be invested in full and fractional shares. Inquiries regarding purchases and redemptions may be directed to the Company at 1-800-222-8222 or at the address on the back cover of the Prospectus.

HOW TO REDEEM SHARES

 Shares may be redeemed at their next determined net asset value after the Servicing Agent has received a redemption order. The Servicing Agent is responsible for the prompt transmission of the redemption order to the Fund. The Company does not charge redemption fees. Proceeds of redemptions will be credited to the Servicing Agent's shareholder account with the Fund.

 The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                                       11                            PROSPECTUS

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after every month in which there has been a transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.

                    Dividend and Capital Gain Distributions

 The Net Income (as defined below) of the Fund is allocated daily to all investors of record as of 9:00 a.m. (Pacific time) on each day that Wells Fargo Bank is open (a "Bank Business Day").

 Dividends of the Fund declared in, and attributable to, any month are paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of the Fund who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date.

 The net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized short-term gains or losses on the assets of the Fund.

 Dividends and any capital gain distributions paid by the Fund will be reinvested in additional shares of the Fund at net asset value and credited to an investor's account on the payment date.

 Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund is expected to remain constant at $1.00 per share immediately after each such determination and dividend declaration.

 Net Income for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

PROSPECTUS                              12

                  Management, Distribution and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, the adviser is entitled to a monthly investment advisory fee at the annual rate of 0.45% of the average daily net assets of the Fund. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1996, Wells Fargo Bank was paid at the annual rate of 0.25% of the average daily net assets of the predecessor portfolio's Master Portfolio as compensation for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

 The Company has entered into a Shareholder Servicing Agreement on behalf of the Fund with Wells Fargo Bank, and may enter into such Agreements with one or more other financial institutions which desire to act as Servicing Agents. Pursuant to each such Shareholder Servicing Agreement, the Servicing Agent, as agent for its customers, will, among other things: automatically invest cash balances maintained in customer accounts with the Servicing Agent into the Fund, and redeem shares out of the Fund, in the amounts specified pursuant to agency agreements between the Servicing Agent and its customers; maintain a single shareholder account for the benefit of its customers with the Fund; provide sub-accounting services to monitor and account for its customers' beneficial ownership of shares of the Fund held in the Servicing Agent's shareholder account; answer customer inquiries regarding account status and history, purchases and redemptions of shares of the Fund, Fund performance and certain other matters pertaining to the Fund; assist its customers in designating and changing account designations and addresses; process Fund purchase and redemption transactions;

                                       13                             PROSPECTUS
forward and receive funds in connection with purchases or redemptions of shares of the Fund; provide periodic statements showing a customer's subaccount balance; furnish (either separately or on an integrated basis with other reports sent to a customer by the Servicing Agent) monthly statements and confirmations of purchases and redemptions of Fund shares in the Servicing Agent's shareholder account on behalf of the customer; forward to its customers proxy statements, annual reports, updated prospectuses and other communications from the Fund to shareholders as required; receive, tabulate and forward to the Company proxies executed by or on behalf of its customers with respect to meetings of shareholders of the Fund; and provide such other related services, and necessary personnel and facilities to provide all of the shareholder services contemplated by the Shareholder Servicing Agreement, in each case, as the Company or a customer of the Servicing Agent may reasonably request. All purchases and redemptions are effected through Stephens as the Fund's Distributor.

 For providing these services, each Servicing Agent is entitled to receive a fee from the Fund, which may be paid periodically, of up to 0.30%, on an annualized basis, of the average daily net assets of the Fund represented by shares owned of record by the Servicing Agent on behalf of its customers, or an amount which, when considered in conjunction with amounts payable pursuant to the Fund's Distribution Agreement, equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. A Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or the payment of additional fees for additional services offered to the customer. The exercise of voting rights and the delivery to customers of shareholder communications will be governed by the customers' agency agreements with the Servicing Agent. The Servicing Agent has agreed to forward to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 15 days prior to imposition of any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and

PROSPECTUS                            14

Stephens are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

 Stephens previously provided substantially the same services as sole administrator to the predecessor portfolio and was entitled to receive a monthly fee from the Fund at an annual rate of 0.025% of its average daily net assets.

SPONSOR AND DISTRIBUTOR

 Stephens, 111 Center Street, Little Rock, Arkansas 72201, is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than sixty years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 The Company's Board of Directors has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund. Pursuant to the Plan, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution related expenses incurred, a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

 Distribution-related expenses include the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of a Fund's shares.

                                       15                             PROSPECTUS

 Stephens has entered into a Selling Agreement with Wells Fargo Bank, pursuant to which Wells Fargo Bank will receive periodic payments based on the average daily net assets of Fund shares attributable to its customers.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gains, if any, are designated as capital gain distributions and may be taxable to the Fund's individual, trust and estate shareholders at preferential rates. See "Additional Information Concerning Taxes -- Capital Gain Distributions" in the SAI. In general, your distributions will be taxable when paid whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

PROSPECTUS                             16

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

 Set forth below is a description of certain permissible investments and investment policies of the Fund. Additional information about the Fund's investments is contained in the Fund's SAI.

 The Fund may invest in:

   (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises);

   (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;

   (iii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1" or better by Standard & Poor's Ratings Group ("S&P");

   (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

   (v) certain floating- and variable-rate instruments;

   (vi) certain repurchase agreements; and

   (vii) short-term, U.S. dollar-denominated obligations of domestic branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets.

 Under the 1940 Act, the Fund is classified as "diversified."

 Money Market Instruments

 Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1-" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-

                                      A-1                             PROSPECTUS
denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

 U.S. Government Obligations

 U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

 Floating- and Variable-Rate Instruments

 Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating-and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

PROSPECTUS                            A-2

 Letters of Credit

 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

 Foreign Obligations

 The Fund may invest up to 5% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.

 Other Investment Companies

 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

 Illiquid Securities

 The Fund may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

INVESTMENT POLICIES AND RESTRICTIONS

 The investment objective of the Fund may not be changed without approval of a majority vote of the investors in the Fund. The classification of the Fund as "diversified" may not be changed without the approval of the Fund's shareholders.

                                      A-3                             PROSPECTUS

 As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). As a matter of fundamental policy, the Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks.

 As a matter of non-fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities, and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

PROSPECTUS                          A-4

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET MUTUAL FUNDS:
 --------------------------------------------------------------------------

 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that either fund will meet this goal. Yields and returns will vary with market conditions.

[RECYCLED PAPER LOGO APPEARS HERE]
Printed on Recycled Paper                                        SC 80 P (12/97)

 INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   [LOGO OF STAGECOACH FUNDS APPEARS HERE]

                     ------------------------------------
                                   PROSPECTUS
                     ------------------------------------


                 SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

                       SHORT-TERM MUNICIPAL INCOME FUND



                               December 12, 1997

                  PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION

                            DATED SEPTEMBER 25, 1997

                              STAGECOACH FUNDS(R)
                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                        SHORT-TERM MUNICIPAL INCOME FUND

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about the single class of shares (at times, "Class A shares") offered by each of the SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND and the SHORT-TERM MUNICIPAL INCOME FUND -- (each, a "Fund" and, collectively, the "Funds").

 The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility.

 The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. A Statement of Additional Information ("SAI"), dated December 12, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

 ALTHOUGH CERTAIN PORTFOLIO INSTRUMENTS HELD BY THE FUNDS MAY BE INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY, SHARES OF THE FUNDS ARE NOT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUNDS' SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                       PROSPECTUS DATED DECEMBER 12, 1997
                                                                      PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 5
Explanation of Tables                                    6
Financial Highlights                                     7
How the Funds Work                                      10
The Funds and Management                                13
Investing in the Funds                                  15
Dividend and Capital Gain Distributions                 24
How to Redeem Shares                                    24
Additional Shareholder Services                         29
Management, Distribution and Servicing Fees             31
Taxes                                                   35
Prospectus Appendix -- Additional Investment Policies  A-1

PROSPECTUS                             i

                              Prospectus Summary

 The Funds provide you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

 A. The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility. The Fund seeks to achieve its investment objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) and in investment-grade corporate obligations. The securities that the Fund may purchase include U.S. Treasury bonds, notes and bills; obligations of the U.S. Government, its agencies or instrumentalities; investment-grade corporate bonds and notes, asset-backed securities and money market instruments.

 The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility. The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal securities. The Fund also may invest in certain U.S. Government obligations and money market instruments.

 Each Fund's investments include fixed, variable-and floating-rate instruments. Except during temporary defensive periods, the Funds seek to maintain a portfolio of securities with an average weighted maturity of 90 days to 2 years. Each Fund seeks to manage principal volatility by diversifying its assets among permissible investments based, in part, on maturity, duration or other characteristics that affect such securities' sensitivity to changes in market interest rates.

 See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

 A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

 The market value of the Funds' investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial

                                       1                             PROSPECTUS
strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

 The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio securities and, hence, the value of your investment in the Fund.

 Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities where it is not obligated to do so. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which such entity is unable to satisfy.

 As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See "How the Funds Work -- Investment Objectives and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Funds investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

 A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides administration, transfer agency, dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees" for further information.

Q. HOW DO I INVEST?

 A. You may invest by purchasing shares of a Fund at its public offering price, which is the net asset value ("NAV") per share plus any applicable sales charge. There is a maximum sales load of 3.00% for purchasing Fund shares. Front-end sales charges

PROSPECTUS                             2
may, in certain cases, be waived or reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' sponsor and distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

 A. Dividends of the Funds are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions paid by the Funds are automatically reinvested in shares of the same class of the respective Fund at NAV (without a sales charge). You may also elect to receive dividends credited to your Wells Fargo Bank account, distributed in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that meets the applicable minimum initial investment requirement. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

 A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. The Company imposes no charge for redeeming shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

 A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the adviser's intent in using the derivatives.

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

 A. Wells Fargo Bank, as investment adviser to the Funds, uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with a Fund's

                                       3                              PROSPECTUS
investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Funds' investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."

PROSPECTUS                             4

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES

                                                        SHORT-TERM
                                                        GOVERNMENT- SHORT-TERM
                                                         CORPORATE   MUNICIPAL
                                                        INCOME FUND INCOME FUND
                                                        ----------- -----------
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price).................    3.00%       3.00%
  Maximum Sales Charge on Reinvested Distributions.....     None        None
  Maximum Sales Charge on Redemptions..................     None        None
  Redemption Fees......................................     None        None
  Exchange Fees........................................     None        None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       SHORT-TERM
                                                       GOVERNMENT- SHORT-TERM
                                                        CORPORATE   MUNICIPAL
                                                       INCOME FUND INCOME FUND
                                                       ----------- -----------
  Management Fee (after waivers or
   reimbursements)/1/.................................    0.00%       0.00%
  Rule 12b-1 Fee/2/...................................    0.25%       0.25%
  Other Expenses (after waivers or
   reimbursements)/3/.................................    0.15%       0.15%
                                                          -----       -----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/4/.................................    0.40%       0.40%
                                                          =====       =====

 --------------
   /1/Management Fees (before waivers or reimbursements) would be 0.50% for each Fund.
   /2/Fund shares are subject to either a 0.25% 12b-1 Fee or a 0.25%
      Administrative Servicing Fee. In no case will shareholders be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above because of the combination of such fees. See "Distribution Plans" and "Administrative Servicing Plan".
   /3/Other Expenses (before waivers or reimbursements) would be 1.10% and
      0.68%, respectively.
   /4/Total Fund Operating Expenses (before waivers or reimbursements) would be 1.85% and 1.43%, respectively.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in shares of a Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  Short-Term Govt.-Corp. Income Fund............  $34     $42     $52     $79
  Short-Term Municipal Income Fund..............  $34     $42     $52     $79

                                       5                              PROSPECTUS

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in a Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Funds.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Fund shares. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Funds -- Sales Charges."

 ANNUAL FUND OPERATING EXPENSES for each Fund are based on amounts incurred during the most recent fiscal year by the predecessor portfolio to each Fund. On December 12, 1997, the Short-Term Government-Corporate Income Fund and the Short-Term Municipal Income Fund of Overland Express Funds, Inc. were reorganized as the Stagecoach Funds of the same name. Each Overland Fund is sometimes referred to herein as a "predecessor portfolio." Where indicated, the amounts shown under Annual Fund Operating Expenses have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current fiscal year. [WELLS FARGO BANK AND STEPHENS EACH HAVE AGREED TO WAIVE OR REIMBURSE ALL OR A PORTION OF THEIR RESPECTIVE FEES CHARGED TO, OR EXPENSES PAID BY, EACH FUND THROUGH AT LEAST THE CURRENT FISCAL YEAR SO THAT SUCH FEES DO NOT EXCEED ON AN ANNUAL BASIS 0.50% OF EACH SUCH FUND'S AVERAGE DAILY NET ASSETS.] There is no assurance that voluntary waivers and reimbursements will continue. Long-term shareholders of a Fund could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Additional information regarding the Funds' expenses is included under "The Funds and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," Distributions Plans" and "Servicing Plans."

PROSPECTUS                             6

                              Financial Highlights

 The following information has been derived from the Financial Highlights included in the audited financial statements for the year ended December 31, 1996 and the unaudited financial statements for the six-month period ended June 30, 1997, for the predecessor portfolios to the Funds. This information is provided to assist you in evaluating the Funds' historical performance. The audited financial statements were audited by KPMG Peat Marwick LLP. The audited financial statements and the independent auditor's report thereon for the year ended December 31, 1996 are incorporated by reference into the SAI. In addition, the unaudited financial statements for the six-month period ended June 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with each predecessor portfolio's audited 1996 financial statements and unaudited 1997 semi-annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus. During the periods shown, each predecessor portfolio invested all of its assets in a master portfolio with the same investment objective and each bore a pro rata share of its corresponding master portfolio's expenses.

                                       7                              PROSPECTUS

                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
                            FOR A SHARE OUTSTANDING

                                        (UNAUDITED)
                                         6 MONTHS     YEAR      YEAR     PERIOD
                                           ENDED     ENDED     ENDED     ENDED
                                         JUNE 30,   DEC. 31,  DEC. 31,  DEC. 31,
                                           1997       1996      1995    1994/1/
                                        ----------- --------  --------  --------
Net asset value, beginning of period...    $ 4.98    $ 5.02    $ 4.93     $ 5.00
Income from investment operations:
 Net investment income.................      0.14      0.28      0.30       0.08
 Net realized and unrealized gain
  (loss) on investments................      0.00     (0.04)     0.09      (0.07)
                                           ------    ------    ------     ------
 Total from investment operations......      0.14      0.24      0.39       0.01
Less distributions:
 Dividends from net investment income..     (0.14)    (0.28)    (0.30)     (0.08)
 Distributions from net realized gain..      0.00      0.00      0.00       0.00
 Total from distributions..............     (0.14)    (0.28)    (0.30)     (0.08)
                                           ------    ------    ------     ------
 Net asset value, end of period........    $ 4.98    $ 4.98    $ 5.02     $ 4.93
                                           ======    ======    ======     ======
Total Return (not annualized)/2/.......     2.90%     4.83%     8.05%      0.28%
Ratios/supplemental data:
 Net assets, end of period (000).......   $10,219   $14,023    $5,954        $96
 Number of shares outstanding, end of
  period (000).........................     2,054     2,815     1,185         20
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
  assets/3/............................     0.37%     0.36%     0.30%      0.30%
 Ratio of net investment income to
  average net assets/3/................     5.75%     5.47%     6.01%      5.77%
 Portfolio turnover/4/.................      143%      247%      227%         0%
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/3/...............     1.84%     1.85%     6.79%     67.89%
 Ratio of net investment income (loss)
  to average net assets prior to waived
  fees and reimbursed expenses/3/......     4.28%     3.98%   (0.48)%   (61.82)%

--------------
/1/The Short-Term Government-Corporate Income Fund and the corresponding Master
   Portfolio each commenced operations on September 19, 1994.
/2/Total returns do not include any sales charges.
/3/This ratio includes income and expenses charged to the Short-Term Government-
   Corporate Income Master Portfolio.
/4/The portfolio turnover shown in the table is for the Short-Term Government-
   Corporate Income Master Portfolio.

PROSPECTUS                             8

                        SHORT-TERM MUNICIPAL INCOME FUND
                            FOR A SHARE OUTSTANDING

                                         (UNAUDITED)
                                          6 MONTHS     YEAR      YEAR     PERIOD
                                            ENDED     ENDED     ENDED     ENDED
                                          DEC. 31,   DEC. 31,  DEC. 31,  DEC. 31,
                                            1997       1996      1995    1994/1/
                                         ----------- --------  --------  --------
Net asset value, beginning of period....    $ 4.97    $ 4.99    $ 4.92    $ 5.00
Income from investment operations:
 Net investment income..................      0.10      0.20      0.22      0.09
 Net realized and unrealized gain (loss)
  on investments........................      0.00     (0.02)     0.07     (0.08)
                                            ------    ------    ------    ------
 Total from investment operations.......      0.10      0.18      0.29      0.01
Less distributions:
 Dividends from net investment income...     (0.10)    (0.20)    (0.22)    (0.09)
 Distributions from net realized gain...      0.00      0.00      0.00      0.00
 Total from Distributions...............     (0.10)    (0.20)    (0.22)    (0.09)
                                            ------    ------    ------    ------
 Net asset value, end of period.........    $ 4.97    $ 4.97    $ 4.99    $ 4.92
                                            ======    ======    ======    ======
Total Return (not annualized)/2/........     1.95%     3.62%     6.10%     0.13%
Ratios/supplemental data:
 Net assets, end of period (000)........   $21,501   $26,714   $16,486   $11,778
 Number of shares outstanding, end of
  period (000)..........................     4,328     5,373     3,302     2,392
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net
  assets/3/.............................     0.39%     0.40%     0.38%     0.27%
 Ratio of net investment income to
  average net assets/3/.................     3.89%     3.95%     4.39%     3.67%
 Portfolio turnover/4/..................       19%       47%       46%        8%
 Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses/3/...........................     1.48%     1.43%     1.97%     1.98%
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses/3/.......     2.80%     2.92%     2.80%     1.96%

--------------
/1/The Short-Term Municipal Income Fund and the corresponding Master Portfolio each commenced operations on June 3, 1994.
/2/Total returns do not include any sales charges.
/3/This ratio includes income and expenses charged to the Short-Term Municipal
   Income Master Portfolio.
/4/The portfolio turnover shown in the table is for the Short-Term Municipal
   Income Master Portfolio.

                                       9                              PROSPECTUS

                               How the Funds Work

INVESTMENT OBJECTIVES AND POLICIES

 Set forth below is a description of the investment objectives and related policies of the Funds. As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.

 The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility. The Fund seeks to achieve its investment objective by investing primarily in obligations issued by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) and investment-grade corporate obligations. The securities that the Fund may purchase include U.S. Treasury bonds, notes and bills; obligations of the U.S. Government, its agencies or instrumentalities; investment-grade corporate bonds and notes, asset-backed securities and money market instruments. The Fund seeks to manage principal volatility by diversifying assets among permissible investments based, in part, on their maturity, duration or other characteristics that affect the sensitivity of such investments to changes in market interest rates.

 Under normal market conditions, the Short-Term Government-Corporate Income Fund invests substantially all of its assets in U.S. Government obligations and corporate securities, and at least 65% of its assets in income-producing securities. The Fund is a flexible portfolio, in that there is no minimum level of assets that will be invested in either category of investments. The investment adviser intends, as a general matter, to keep at least 20% of the Fund's assets invested in U.S. Government obligations and at least 20% of its assets invested in corporate securities. The allocation of assets between these investment categories will vary, depending primarily on their relative yields.

 The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility. The Fund seeks to achieve its investment objective by investing (under normal market conditions) substantially all of its assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). The Fund seeks to manage principal volatility by diversifying its assets among permissible investments based, in part, on their duration, maturity or other characteristics that affect their sensitivity to changes in market interest rates.

 As a fundamental policy, at least 80% of the net assets of the Short-Term Municipal Income Fund are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from federal income taxes. However, as a matter of general

PROSPECTUS                            10
operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation could also affect the other obligations. For example, the Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. The Fund also may invest in U.S. Government obligations and money market instruments.

RISK FACTORS

 Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

 The market value of investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

 The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.

  Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset index or rate. Some of the permissible investments described in this Prospectus, such as floating and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the adviser's intent in using the derivatives.

                                      11                              PROSPECTUS

 Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.

 Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the class during a specified period and assumes that all Fund dividends and capital gain distributions are reinvested at NAV in shares of that class. The standardized average annual total return assumes that you have paid the maximum front-end sales charge on the hypothetical investment. Cumulative total return is calculated similarly, except that the return figure is aggregated over the relevant time period instead of annualized.

 The yield of a class of shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by the NAV of the class on the last day of the period and annualizing the result. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 For purposes of advertising, from time to time, a Fund also may present nonstandardized total returns, yields and, in sales literature, distribution rates. For example, the performance figure of the shares of a class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

 The Fund's performance figures calculations may reflect waivers and/or reimbursements that, if effective, would increase the yields and returns payable to shareholders. Any fees that may be imposed by a selling agent or shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.

 Additional performance information is contained in the SAI under "Performance Calculations" and the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

PROSPECTUS                             12

                            The Funds and Management

THE FUNDS

 The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. For information on another fund or class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises each Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Funds' investment adviser, administrator, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Funds. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to several other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

PORTFOLIO MANAGERS

 Ms. Tamyra Thomas assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996, and will continue to serve in such capacity for the corresponding Fund. Ms. Thomas is a senior vice-president and the chief fixed income investment officer of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of

                                       13                            PROSPECTUS

$1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including vice president and manager of the investment department and chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

 Ms. Madeline Gish also assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996, and will continue to serve in such capacity for the corresponding Fund. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Company. Since joining the fixed-income group in 1992, Ms. Gish has assisted in research and trading for adjustable-rate mortgage funds and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate .

 Mr. Scott Smith also assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996, and will continue to serve in such capacity for the corresponding Fund. Mr. Smith also serves as a co-manager of another Fund of the Company, the Variable Rate Government Fund. Mr. Smith has co-managed this Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

 Mr. Jeff L. Weaver assumed responsibility as portfolio co-manager to the Short-Term Government-Corporate Income Master Portfolio as of May 1, 1996, and will continue to serve in such capacity for the corresponding Fund. Mr. Weaver joined Wells Fargo Bank after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

 Ms. Laura L. Milner assumed responsibility as portfolio co-manager of the Short-Term Municipal Income Master Portfolio in May 1994, and will continue to serve in such capacity for the corresponding Fund. Ms. Milner joined Wells Fargo Bank in 1988. Her background includes over seven years experience specializing in short- and long-term municipal obligations with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

 Mr. David Klug, assumed responsibility as portfolio co-manager for the Short-Term Municipal Income Master Portfolio in May 1994, and will continue to serve in such

PROSPECTUS                             14
capacity for the corresponding Fund. Mr. Klug has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. His investment experience exceeds 20 years and includes all aspects of tax-exempt fixed-income investments. He holds an M.B.A. from the University of Chicago and is a member of the National Federation of Municipal Analysts and its California Chapter.

 Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank has undertaken to allocate those transaction costs among the participants equitably. From time to time, each Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

                            -----------------------

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Funds

OPENING AN ACCOUNT

 You can buy shares in either Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

                                       15                            PROSPECTUS

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 To invest in the Funds through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class of a Fund is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Funds on each day the Funds are open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereinafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Funds are open for business each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the investment adviser and administrator, are accrued daily and taken into account for the purpose of computing the NAV of a share of each class is expected to fluctuate daily. Shares may be purchased on any day the Funds are open for business.

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

 Fund shares are offered continuously at the applicable offering price (the NAV plus any applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is

PROSPECTUS                             16
placed. The selling agent is responsible for forwarding payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the transfer agent.

 Payments for shares of each class of a Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is generally $1,000. The minimum investment amounts, however are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest, please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent. For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.

                                       17                             PROSPECTUS

SALES CHARGES

 Set forth below are Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of the Funds' shares. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares. You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                        FRONT-END SALES CHARGE SCHEDULE

                                                                        DEALER
                                          FRONT-END       FRONT-END    ALLOWANCE
                                         SALES CHARGE   SALES CHARGE    AS % OF
                                           AS % OF       AS % OF NET   OFFERING
           AMOUNT OF PURCHASE           OFFERING PRICE AMOUNT INVESTED   PRICE
           ------------------           -------------- --------------- ---------
  Less than $100,000...................      3.00%          3.09%        2.65%
  $100,000 up to $249,999..............      2.25           2.30         2.00
  $250,000 up to $499,999..............      1.50           1.52         1.30
  $500,000 up to $999,999..............      0.60           0.60         0.50
  $1,000,000 and over..................      0.00           0.00         0.25

 If shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

REDUCED SALES CHARGE

 Discounts described below pertaining to reduced sales charges are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge.

 Volume Discounts

 The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares of one or more of the Company's funds that assess a front-end sales charge (the "Load Funds").

 Right of Accumulation

 The Right of Accumulation allows you to combine the amount you invest in a Fund's shares with the total NAV of Class A shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of Class A shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is

PROSPECTUS                             18
advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of a Load Fund, the front-end sales charge on the additional $20,000 investment would be 2.00% of the applicable offering price for a Fund. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice on all subsequent shares purchased.

 Letter of Intent

 A Letter of Intent allows you to purchase a Fund's Class A shares over a 13-month period at a reduced front-end sales charge based on the total amount you intend to purchase plus the total NAV of Class A shares in any of the Load Funds you already own. Each investment you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applicable to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Class A shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on Class A shares held in escrow are reinvested in additional Class A shares of the Fund.

 Reinvestment

 You may reinvest proceeds from a redemption of a Fund's shares in shares of the Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without payment of a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the one you paid in connection with the shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.

 Reductions for Families or Fiduciaries

 Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and

                                       19                             PROSPECTUS
children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

 Reductions for Qualified Groups

 Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company", as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

 Waivers for Certain Parties

 Fund shares may be purchased without a front-end sales charge by directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "relatives") of the Company, Stephens, its affiliates and other broker/dealers that have entered into agreements with Stephens to sell such shares. Fund shares also may be purchased without a front-end sales charge by present and retired directors, officers and employees (and their relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Fund shares also may be purchased without a front-end sales charge by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than certain individual retirement accounts) that is maintained, managed or advised by Wells Fargo Bank, Stephens or their affiliates. In addition, Fund shares may be purchased without payment of a front-end sales charge with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in a Fund within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

PROSPECTUS                             20

 Fund Shares may be purchased without a front-end sales charge by the following types of investors when the trades are placed through an omnibus account maintained with a Fund by a broker/dealer -- trust companies; deferred compensation plans and the trusts used to finance these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

INITIAL PURCHASE BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

 Wells Fargo Bank, N.A.
 San Francisco, California
 Bank Routing Number: 121000248
 Wire Purchase Account Number: 4068-000587
 Attention: Stagecoach Funds (Name of Fund)
 Account Name(s): Name(s) in which to be registered
 Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

 Wells Fargo Bank, N.A.
 Stagecoach Shareholder Services
 P.O. Box 7066
 San Francisco, California 94120-7066
 Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the public offering price.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund)" to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price.

                                       21                             PROSPECTUS

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable or inappropriate as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

PROSPECTUS                            22

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing a Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (name of Fund)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Fund is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your

                                       23                             PROSPECTUS
share balance or your Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                    Dividend And Capital Gain Distributions

 Dividends of the Funds are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently, 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares. The Funds intend to distribute any capital gains at least annually.

 Dividend and capital-gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses, such as applicable Rule 12b-1 fees, state securities registration fees and transfer agency fees also may affect the relative dividend and/or capital gain distributions of the Funds' shares.

 If you redeem shares before the dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds.

 Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which
(a) disposal by a Fund of securities owned by

PROSPECTUS                            24
it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of the security holders of such Fund. In addition, the Funds may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of the Fund after you have made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to the required minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to

                                       25                             PROSPECTUS
unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or to your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution", which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Funds -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not a Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and a Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800- 222-8222.

PROSPECTUS                            26

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

 If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your designated Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your designated Approved Bank Account. The transfer agent redeems sufficient shares and

                                       27                             PROSPECTUS
mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund that are subject to a front-end sales charges.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with the Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then

PROSPECTUS                             28
your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds is credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following distribution options listed below.

 A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The FUND PURCHASE OPTION lets you use your dividend and/or capital gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual,

                                       29                            PROSPECTUS

Money Market Mutual, National Tax-Free Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund").

 C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' Funds dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and/or capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

EXCHANGE PRIVILEGE

 Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. Shares of each Fund may be exchanged for Class A shares or single class shares of one of the Company's other funds, or for shares of one of the Company's Money Market Mutual Funds in an identically registered account at respective net asset values.

 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

PROSPECTUS                             30

 . You must exchange the minimum purchase amount from the fund you are redeeming unless your balance has fallen below that amount due to market conditions.

 . You will need to pay any difference in front-end sales load to which you are subject in the new fund.

 . If you exchange Fund shares for shares of a Money Market Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.

 . Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.

 You can exchange shares by writing the Transfer Agent or, if you have telephone privileges you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

                  Management, Distribution And Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. The adviser also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance. For its services as investment adviser to the Funds, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of each Fund's average daily net assets. From time to time, a Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

 Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also furnishes to the Boards periodic reports on the investment strategy and performance of the Funds.

 Advisory Fees Paid

 For the year ended December 31, 1996, Wells Fargo Bank waived all advisory fees payable by each predecessor portfolio.

                                       31                             PROSPECTUS

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Under the Custody Agreement, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

ADMINISTRATIVE SERVICING AGENTS

 The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Funds. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the shares. Administrative servicing agents agree to perform administrative shareholders services which may include, among other things, maintaining an omnibus account with the Funds, aggregating and transmitting purchase, exchange and redemption orders to a Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in a Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Fund's Rule
12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

 In no event will the fees paid exceed the maximum amount payable to the Administrative Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 Administrative Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Administrative Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator provide each Fund with

PROSPECTUS                             32
administration services, including general supervision of each Fund's operation, coordination of other services provided to a Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.

 Stephens previously provided substantially the same services as sole administrator to the predecessor portfolios and was entitled to receive from each a monthly fee at the annual rate of 0.15% of its respective average daily net assets. This fee decreased to 0.10% of the average daily net assets of each predecessor portfolio in excess of $200 million.

SPONSOR AND DISTRIBUTOR

 Stephens is the Fund's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the Funds' principal underwriter within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing the shares of the Funds. The Company also has adopted a Distribution Plan on behalf of the Funds under the SEC's Rule 12b-1 (the "Plan"). Pursuant to the Plan, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution related expenses incurred, a monthly fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                                       33                             PROSPECTUS

 Other distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker/dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker/dealer or other institution receiving such fees; and other similar services as the Directors determine to be reasonably calculated to result in the sale of each Fund's shares.

 Under the Distribution Agreement, Stephens may enter into selling agreements with Selling Agents that wish to make available Fund shares to their respective customers. On behalf of the shares of the Funds, each Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated to the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws that may differ from federal law and any interpretations expressed herein.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a fund's expenses and, accordingly, have a favorable

PROSPECTUS                             34
impact on the fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Dividends from net investment income and net short-term capital gains, if any, of the Short-Term Government-Corporate Income Fund are taxable as ordinary income to their respective shareholders. The Short-Term Municipal Income Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends of the Short-Term Municipal Income Fund attributable to interest from taxable securities, and net short-term capital gains (if any) will be taxable to shareholders. In addition, distributions designated by a Fund as capital gain distributions, if any, attributable to its net capital gains may be taxable to individual, trust and estate shareholders of the Fund at preferential rates. See "Additional Information Concerning Taxes -- Capital Gain Distributions" in the SAI. To the extent either Fund distributes taxable dividends and capital gains, such distributions will be taxable to shareholders, regardless of whether the shareholder takes such distributions in cash or has them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31. The Funds' dividends will not qualify for the dividends-received deduction allowed to corporate shareholders.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAI.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

                                       35                             PROSPECTUS

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

PROSPECTUS                             36

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

 Set forth below is a more detailed description of the Funds' permissible investments. For additional information, see "Additional Permitted Investment Activities" in the SAI.

 U.S. Government Obligations

 The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligation, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

 Bonds

 Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

 Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in

                                      A-1                             PROSPECTUS
the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

 The Short-Term Municipal Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.

 Asset-backed Securities

 The Short-Term Government-Corporate Income Fund may invest in various types of asset-backed securities. Asset-backed securities are typically backed by an underlying pool of assets (such as credit card or automobile trade receivables or corporate loans or bonds) which provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets may be subject to prepayment, which can shorten the life of asset-backed securities and may lower their return. Asset-backed securities are subject to interest rate risk and their value may also change because of actual or perceived changes in the creditworthiness of the originator, servicing agent or of the financial institution providing any credit support.

 Repurchase Agreements

 Each of the Funds may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased for the Fund. All repurchase agreements must be fully collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may enter into pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Municipal Securities

 The Short-Term Municipal Income Fund may invest in municipal securities that are issued by states and municipalities to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a state or municipality, by the revenues from a specific project or the credit of a private organization. In addition, certain municipal securities may be supported by letters of credit furnished by domestic or foreign banks. Yields on

PROSPECTUS                            A-2
municipal securities generally depend on a variety of factors, including: the general conditions of the municipal note and municipal bond markets; the size and maturity of the particular offering; the maturity of the obligations; and the rating of the issue or issuer. Furthermore, any adverse economic conditions or developments affecting a particular state or municipality could impact the municipal securities issued by such entities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. "Private activity bonds," the interest on which is generally includable for federal alternative minimum tax purposes, held by the Short-Term Municipal Income Fund are, in most cases, revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

 The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Fund does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is considered by the investment adviser to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

 Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. An issuer's obligation to pay principal or interest on an instrument may be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

 Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the

                                      A-3                             PROSPECTUS

Short-Term Municipal Income Fund, it may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

 Municipal participation interests, which give the purchaser an undivided interest in one or more underlying municipal securities, may be purchased from financial institutions. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to the Short-Term Municipal Income Fund's limitation on the purchase of illiquid securities.

 In addition, the Short-Term Municipal Income Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in its portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified municipal securities at a specified price. The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

 The Short-Term Municipal Income Fund may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

 Forward Commitments, When-Issued Purchases and Delayed Delivery Transactions

 The Funds may purchase or sell securities on a when-issued or delayed delivery basis and may make contracts to purchase or sell securities for a fixed price at a future

PROSPECTUS                            A-4
date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

 Foreign Obligations

 The Short-Term Government-Corporate Income Fund may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign obligations.

 Temporary Investments

 The Short-Term Municipal Income Fund may elect to invest temporarily up to 20% of its net assets in: U.S. Government obligations; negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1-" or "A-1" by S&P; high quality taxable municipal obligations; shares of taxable or tax-free money market mutual funds; and repurchase agreements. The Short-Term Municipal Income Fund may invest temporarily in shares of other open-end, management investment companies, subject to the limitations of Sections 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act"). Purchases of shares of other investment companies will be limited to temporary investments in shares of unaffiliated investment companies, and

                                      A-5                             PROSPECTUS
the investment adviser will waive its fee for that portion of the Fund's assets so invested. Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

INVESTMENT POLICIES AND RESTRICTIONS

 Each Fund's investment objective, as set forth above, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

 The classification of each Fund as "diversified" may not be changed without the approval of the Fund's shareholders.

 In addition, as a matter of fundamental policy, each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes in order to meet redemptions. These borrowings may be secured by the pledge of up to 10% of the current value of such Fund's net assets (but investments may not be purchased by a Fund while any such outstanding borrowing exceeds 5% of the Fund's net assets). As a matter of fundamental policy, each Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations. As a matter of non-fundamental policy, each Fund may invest up to 15% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

 Except during temporary defensive periods, each Fund seeks to maintain a portfolio of securities with an average weighted maturity of between 90 days and 2 years. The maximum final maturity of the Short-Term Municipal Income Fund's investments will not exceed 5 years, excluding certain variable rate instruments described above. The Short-Term Government-Corporate Income Fund may invest in obligations of any maturity.

 The Funds may experience high portfolio turnover rates, which results in relatively higher portfolio transaction costs, such as brokerage commissions or dealer mark-ups. Portfolio turnover also can generate relatively higher capital gains tax exposure.

PROSPECTUS                            A-6

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC


NOT FDIC INSURED

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 .are NOT FDIC insured
 .are NOT guaranteed by Wells Fargo Bank
 .are NOT deposits or obligations of the Bank
 .involve investment risk, including possible loss of principal



[RECYCLED PAPER LOGO APPEARS HERE]
Printed on Recycled Paper                                        SC ST P (12/97)

 INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   [LOGO OF STAGECOACH FUNDS APPEARS HERE]

                     ------------------------------------

                                   PROSPECTUS

                     ------------------------------------


                         VARIABLE RATE GOVERNMENT FUND



                               December 12, 1997

                  PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION

                            DATED SEPTEMBER 25, 1997

                              STAGECOACH FUNDS(R)
                         VARIABLE RATE GOVERNMENT FUND

 Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about the Class A and Class C shares offered by one of the Company's funds -- the VARIABLE RATE GOVERNMENT FUND (the "Fund").

 The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated December 12, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

 ALTHOUGH CERTAIN PORTFOLIO INSTRUMENTS HELD BY THE FUND MAY BE INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY, SHARES OF THE FUND ARE NOT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                       PROSPECTUS DATED DECEMBER 12, 1997
                                                                      PROSPECTUS

                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 4
Explanation of Tables                                    5
Financial Highlights                                     6
How the Fund Works                                       9
The Fund and Management                                 12
Investing in the Fund                                   14
Dividend and Capital Gain Distributions                 24
How to Redeem Shares                                    24
Additional Shareholder Services                         29
Management, Distribution and Servicing Fees             31
Taxes                                                   35
Prospectus Appendix -- Additional Investment Policies  A-1

PROSPECTUS                             i

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in various portfolios of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 A. The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

 The Fund invests primarily in adjustable rate mortgage securities ("ARMS") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund also may invest in the adjustable rate portions of collateralized mortgage obligations ("CMOs") issued by government agencies or instrumentalities, including primarily FNMA and FHLMC, and collateralized by pools of mortgage loans.

 See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

 A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

 The market value of the Fund's investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Fund invests are subject to extension risk. This is the risk that when interest rates rise, prepayments of the

                                       1                              PROSPECTUS
underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

 The debt securities held by the Fund also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.

 Although some of the Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Fund's daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities where it is not obligated to do so. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which such entity is unable to satisfy.

 As with all mutual funds, there is no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objectives and Policies-- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

 A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides administration, transfer agency, dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Funds. See "The Funds and Management" and "Management, Distribution and Servicing Fees" for further information.

Q. HOW DO I INVEST?

 A. You may invest by purchasing Fund shares at the public offering price, which is the net asset value ("NAV") per share plus any applicable sales charge. There is a maximum sales load of 3.00% for purchasing Class A shares of the Fund. Class C shares of the Fund are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open.
See "Investing in the Fund." For more details, contact Stephens (the Fund's sponsor and distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

PROSPECTUS                              2

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

 A. Dividends of the Fund are declared daily and distributed monthly. Any capital gains are distributed at least annually. Distributions paid by the Fund are automatically reinvested in shares of the same class of the Fund at NAV (without a sales charge). You may also elect to receive dividends credited to your Wells Fargo Bank account, distributed in cash, or in shares of certain other funds in the Stagecoach Family of Funds in which you have an established account that meets the applicable minimum initial investment requirement. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q. HOW MAY I REDEEM SHARES?

 A. You may redeem shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. The Company imposes no charge for redeeming shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" for more details, or contact Stephens, a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q. WHAT ARE DERIVATIVES AND DOES THE FUND USE THEM?

 A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.If the Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the adviser's intent in using the derivatives.

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

 A. Wells Fargo Bank, as investment adviser to the Funds, uses a variety of internal risk management procedures to ensure that derivatives' use is consistent with the Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Fund's investment activities, see "How the Funds Work" and "Prospectus Appendix -- Additional Investment Policies."

                                       3                              PROSPECTUS

                            Summary of Fund Expenses

                       SHAREHOLDER TRANSACTION EXPENSES

                                                 CLASS A SHARES CLASS C SHARES
                                                 -------------- --------------
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)..........     3.00%           None
  Maximum Sales Charge on Reinvested
   Distributions................................      None           None
  Maximum Sales Charge on Redemptions:
   During Year 1................................      None          1.00%
   After Year 1.................................      None           None
  Redemption Fees...............................      None           None
  Exchange Fees.................................      None           None

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                CLASS A SHARES CLASS C SHARES
                                                -------------- --------------
  Management Fee (after waivers or
   reimbursements)/1/..........................     0.40%          0.40%
  Rule 12b-1 Fee/2/............................     0.25%          0.50%
  Other Expenses (after waivers or
   reimbursements)/3/..........................     0.13%          0.38%
                                                    -----          -----
  TOTAL FUND OPERATING EXPENSES
   (after waivers or reimbursements)/4/........     0.78%          1.28%
                                                    =====          =====

 --------------
   /1/ Management Fees (before waivers or reimbursements) would be 0.50%.
   /2/ Class A shares are subject to either a 0.25% 12b-1 Fee or a 0.25%
       Administrative Servicing Fee. In no case will shareholders be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above because of the combination of such fees. See "Distribution Plans" and "Administrative Servicing Plan".
   /3/ Other Expenses (before waivers or reimbursements) would be 0.23% for
       Class A and 0.67% for Class C.
   /4/ Total Fund Operating Expenses (before waivers or reimbursements) would be 0.98% for Class A and 1.67% for Class C.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's shares, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class A Shares...............................  $38     $54     $72     $124
   Class C Shares...............................  $23     $41     $70     $155

 You would pay the following expenses on a $1,000 investment in the Fund's
 Class C shares, assuming a 5% annual return and no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class C Shares...............................  $13     $41     $70     $155

PROSPECTUS                             4

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Funds.

 SHAREHOLDER TRANSACTION EXPENSES are charges incurred when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A shares and may be subject to a contingent deferred sales charge on the purchases of Class C shares if you redeem such shares within a specified period. In certain instances you may qualify for a reduction or waiver of the front-end sales charge. There are no exchange fees. The Company reserves the right to impose a charge for wiring redemption proceeds. See "Investing in the Fund -- Sales Charges."

 ANNUAL FUND OPERATING EXPENSES for the Fund are based on amounts incurred during the most recent fiscal year by the predecessor portfolio. On December 12, 1997, the Variable Rate Government Fund of Overland Express Funds, Inc. was reorganized as the Stagecoach Fund of the same name. The Overland Fund is sometimes referred to herein as the "predecessor portfolio." Where indicated, the amounts shown under Annual Fund Operating Expenses have been adjusted to reflect voluntary and other fee waivers and expense reimbursements expected to be in effect during the current fiscal year. Wells Fargo Bank and Stephens have committed to waive at least .10% of the total operating expenses of the Fund for the next three years. Otherwise, there is no assurance that any "voluntary" waivers and reimbursements will continue. Long-term shareholders of the Fund could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The annual rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

 Additional information regarding the Fund's expenses is included under "The Fund and Management" and "Management, Distribution and Servicing Fees" and in the SAI under "Management," "Distribution Plans" and "Servicing Plans."

                                       5                             PROSPECTUS

                              Financial Highlights

 The following information has been derived from the Financial Highlights included in the audited financial statements for the year ended December 31, 1996 and the unaudited financial statements for the six-month period ended June 30, 1997, for the predecessor portfolio to the Fund. This information is provided to assist you in evaluating the Fund's historical performance. The audited financial statements were audited by KPMG Peat Marwick LLP. The audited financial statements and the independent auditor's report thereon for the year ended December 31, 1996 are incorporated by reference into the SAI. In addition, the unaudited financial statements for the six-month period ended June 30, 1997 also are incorporated by reference into the SAI. This information should be read in conjunction with the predecessor portfolio's audited 1996 financial statements and unaudited 1997 semi-annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

PROSPECTUS                              6

                                                                      PROSPECTUS
                         VARIABLE RATE GOVERNMENT FUND
                        FOR A CLASS A SHARE OUTSTANDING

                         (UNAUDITED)
                          6 MONTHS     YEAR      YEAR       YEAR        YEAR        YEAR       YEAR     PERIOD
                            ENDED     ENDED     ENDED      ENDED       ENDED       ENDED      ENDED     ENDED
                          JUNE 30,   DEC. 31,  DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,  DEC. 31,
                            1997       1996      1995       1994        1993        1992       1991    1990/1/
                         ----------- --------  --------  ----------  ----------  ----------  --------  --------
Net asset value,
beginning of period.....    $ 9.25     $ 9.35    $ 9.19      $ 9.99      $ 9.95      $10.13    $10.12   $10.00
Income from investment
operations:
 Net investment income..      0.27       0.50      0.53        0.43        0.44        0.59      0.78     0.08
 Net realized and
 unrealized gain (loss)
 on investments.........      0.04      (0.10)     0.16       (0.80)       0.04       (0.18)     0.01     0.12
                            ------     ------    ------      ------      ------      ------    ------   ------
 Total from investment
 operations.............      0.31       0.40      0.69       (0.37)       0.48        0.41      0.79     0.20
Less distributions:
 Dividends from net
 investment income......     (0.27)     (0.46)    (0.53)      (0.43)      (0.44)      (0.59)    (0.78)   (0.08)
 Distributions from net
 realized gain..........      0.00       0.00      0.00        0.00        0.00        0.00      0.00     0.00
 Tax return of capital..      0.00      (0.04)     0.00        0.00        0.00        0.00      0.00     0.00
                            ------     ------    ------      ------      ------      ------    ------   ------
 Total from
 distributions..........     (0.27)     (0.50)    (0.53)      (0.43)      (0.44)      (0.59)    (0.78)   (0.08)
                            ------     ------    ------      ------      ------      ------   -------  -------
 Net asset value, end of
 period.................    $ 9.29     $ 9.25    $ 9.35      $ 9.19      $ 9.99      $ 9.95    $10.13   $10.12
                            ======     ======    ======      ======      ======      ======    ======   ======
Total return (not
annualized)/2/..........     3.35%      4.41%     7.69%     (3.81)%       4.87%       4.23%     8.60%    2.75%
Ratios/supplemental
data:
 Net assets, end of
 period (000)...........  $325,237   $393,948  $653,897  $1,215,546  $1,949,031  $2,559,363  $566,840   $6,858
 Number of shares
 outstanding, end of
 period (000)...........    35,022     42,589    69,952     132,256     195,132     257,238    55,933      678
Ratios to average net
assets (annualized):
 Ratio of expenses to
 average net assets.....     0.83%      0.88%     0.84%       0.79%       0.76%       0.75%     0.50%    0.00%
 Ratio of net investment
 income to average net
 assets.................     5.78%      5.36%     5.71%       4.40%       4.37%       5.62%     7.36%    4.93%
 Portfolio turnover.....       40%       277%      317%        164%        201%        197%      250%      N/A*
 Ratio of expenses to
 average net assets
 prior to waived fees
 and reimbursed
 expenses...............     1.10%      0.98%     0.96%       0.94%       0.95%       0.94%     1.08%    5.48%
 Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses...............     5.51%      5.26%     5.59%       4.25%       4.18%       5.43%     6.78%  (0.55)%

                                       7                            PROSPECTUS

                         VARIABLE RATE GOVERNMENT FUND
                        FOR A CLASS C SHARE OUTSTANDING

                                (UNAUDITED)
                                 6 MONTHS     YEAR      YEAR      YEAR     PERIOD
                                   ENDED     ENDED     ENDED     ENDED     ENDED
                                 JUNE 30,   DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                   1997       1996      1995      1994    1993/1/
                                ----------- --------  --------  --------  --------
Net asset value, beginning of
 period........................    $13.83    $13.97    $13.74    $14.93    $15.00
Income from investment
 operations:
 Net investment income.........      0.36      0.68      0.73      0.57      0.27
 Net realized and unrealized
  gain (loss) on investments...      0.06     (0.14)     0.23     (1.19)    (0.07)
                                   ------   -------    ------   -------   -------
 Total from investment
  operations...................      0.42      0.54      0.96     (0.62)     0.20
Less distributions:
 Dividends from net investment
  income.......................     (0.36)    (0.63)    (0.73)    (0.57)    (0.27)
 Distributions from net
  realized gain................      0.00      0.00      0.00      0.00      0.00
 Tax return of capital.........      0.00     (0.05)     0.00      0.00      0.00
                                     ----     -----      ----      ----      ----
 Total from distributions......     (0.36)    (0.68)    (0.73)    (0.57)    (0.27)
                                  -------   -------   -------   -------   -------
 Net asset value, end of
  period.......................    $13.89    $13.83    $13.97    $13.74    $14.93
                                   ======    ======    ======    ======    ======
Total return (not
 annualized)/2/................     3.10%     3.95%     7.08%    (4.25%)    1.32%
Ratios/supplemental data:
 Net assets, end of period
  (000)........................   $10,962    $5,516    $7,730   $12,220   $11,319
 Number of shares outstanding,
  end of period (000)..........       789       399       553       889       758
Ratios to average net assets
 (annualized):
 Ratio of expenses to average
  net assets...................     1.34%     1.38%     1.35%     1.29%     1.26%
 Ratio of net investment income
  to average net assets........     5.30%     4.85%     5.23%     3.94%     3.41%
 Portfolio turnover............       40%      277%      317%      164%      201%
 Ratios of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses.....................     1.81%     1.67%     1.64%     1.55%     1.75%
 Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
  expenses.....................     4.83%     4.56%     4.95%     3.68%     2.92%

-------------
/1/ The Class A shares of the Fund commenced operations on November 1, 1990 as
    Class A shares of the predecessor portfolio. The Class C shares of the Fund commenced operations on July 1, 1993 as Class D shares of the predecessor portfolio.
/2/ Total returns do not include any sales charges.
 *  The Fund sold no securities during this period.

PROSPECTUS                             8

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

 The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities ("ARMS") issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

 The Fund may invest in obligations of any maturity. Under ordinary circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 10 and 30 years. However, under unusual circumstances, the dollar-weighted average maturity of the portfolio may be shorter than 10 years. At least 65% of the value of the total assets of the Fund will, under normal circumstances, be invested in ARMS issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises). ARMS are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. The ARMS in which the Fund may invest are issued and guaranteed by GNMA, FNMA or FHLMC. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro-rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's or FHLMC's fees and applicable loan servicing fees).

 The Fund also may invest in the adjustable rate portions of CMOs issued by government agencies, instrumentalities or government-sponsored enterprises including, primarily, FNMA and FHLMC, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank

                                       9                              PROSPECTUS

Offered Rate ("LIBOR"). All CMOs purchased by the Fund will be rated, at the time of purchase, AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). The Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council ("FFIEC") Supervisory Policy Statement on Securities Activities.

 The Fund also may invest cash balances in U.S. Treasury securities with remaining maturities of two years or less. As described further in the SAI, certain securities in which the Fund may otherwise invest may be purchased on a when-issued basis, but the Fund does not presently intend to invest more than 5% of its net assets in when-issued securities during the coming year.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

 The market value of investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

 The debt securities held by the Fund also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.

 Although some of the Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Fund's daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government

PROSPECTUS                            10
would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 As with all mutual funds, there is no assurance that the Fund will achieve its investment objective. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information abut investment policies and risks.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Average annual total return of a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the class during a specified period and assumes that all Fund dividends and capital gain distributions are reinvested at NAV in shares of that class. The standardized average annual total return assumes that you have paid the maximum front-end sales charge on the hypothetical investment. Cumulative total return is calculated similarly, except that the return figure is aggregated over the relevant time period instead of annualized.

 The yield of a class of shares is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by the NAV of the class on the last day of the period and annualizing the result. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 For purposes of advertising, from time to time, the Fund also may present nonstandardized total returns, yields and, in sales literature, distribution rates. For example, the performance figure of the shares of a class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Fund -- How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

 The Fund's performance figures calculations may reflect waivers and/or reimbursements that, if effective, would increase the yields and returns payable to shareholders. Any fees that may be imposed by a selling agent or shareholder servicing agent directly on its customer accounts are not reflected in the performance calculations. Any such fees, if charged, will reduce the actual return received by customers on their investments.

 Because of differences in the fees and/or expenses borne by Class C shares of the Fund, the net yield on such shares can be expected, at any given time, to be lower than

                                      11                              PROSPECTUS
the net yield on the Fund's Class A shares. Performance information quotations will be computed separately for Class A shares and Class C shares.

 Additional performance information is contained in the SAI under "Performance Calculations" and the Annual Report, which are available upon request free of charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the front cover of the Prospectus.

                            The Fund and Management

THE FUNDS

 The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of more than twenty-five other funds. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or class of shares, please call Stagecoach Shareholder Services at 1-800-222-8222 or write the Company at the address shown on the front cover of the Prospectus.

 The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A Fund shareholder of record is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment adviser, administrator, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1997, Wells Fargo Bank and its affiliates

PROSPECTUS                             12
provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed funds of the Company, and as investment adviser or sub-adviser to several other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

PORTFOLIO MANAGERS

 Mr. Paul Single is responsible for the day-to-day management of the Fund. Mr. Single has managed taxable bond portfolios for over a decade with specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single has been portfolio co-manager of the Fund since its inception in November 1990. Mr. Single received his B.S. from Springfield College.

 Mr. Scott Smith is a co-manager of the Fund since May 1, 1995. Mr. Smith also co-manages the portfolio of another Wells Fargo Bank advised fund, the Short-Term Government-Corporate Income. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

 Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank has undertaken to allocate those transaction costs among the participants equitably. From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

                            -----------------------

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or

                                      13                              PROSPECTUS
administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

OPENING AN ACCOUNT

 You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

 To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a share of each class of the Fund is its "net asset value" or NAV. Wells Fargo Bank calculates the NAV of the Fund on each day the Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (referred to hereinafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time). The Fund is open for business each day the NYSE is open for trading (a "Business Day"). The NAV per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the investment adviser and administrator, are accrued daily and taken into account for the

PROSPECTUS                            14
purpose of computing the NAV of a share of each class is expected to fluctuate daily. Shares may be purchased on any day the Fund is open for business.

 Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Fund are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

 Fund shares are offered continuously at the applicable offering price (the NAV plus any applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, normally three Business Days after the order is placed. The selling agent is responsible for forwarding payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the transfer agent.

 Payments for shares of each class of the Fund are invested in full and fractional shares at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Company may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 The minimum initial investment is generally $1,000. The minimum investment amounts, however are $100 through the AutoSaver Plan (described below) and $250 for any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, all subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. If the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into the Fund. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as

                                      15                              PROSPECTUS
pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest, please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent. For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.

SALES CHARGES

 Set forth below are Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of the Fund's shares. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares. You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                        FRONT-END SALES CHARGE SCHEDULE
                                 CLASS A SHARES

                                                                        DEALER
                                          FRONT-END       FRONT-END    ALLOWANCE
                                         SALES CHARGE   SALES CHARGE    AS % OF
                                           AS % OF       AS % OF NET   OFFERING
           AMOUNT OF PURCHASE           OFFERING PRICE AMOUNT INVESTED   PRICE
           ------------------           -------------- --------------- ---------
  Less than $100,000...................      3.00%          3.09%        2.65%
  $100,000 up to $249,999..............      2.25           2.30         2.00
  $250,000 up to $499,999..............      1.50           1.52         1.30
  $500,000 up to $999,999..............      0.60           0.60         0.50
  $1,000,000 and over..................      0.00           0.00         0.25

 If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. When shares are purchased directly through the transfer agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

 The Class C shares of the Fund are not subject to a front-end sales load. However, Class C shares which are redeemed within one year from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 1% of the dollar amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.

 A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class C shares.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS C SHARES

 Class C shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specific period. The

PROSPECTUS                            16

CDSC will be equal to a percentage of the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at redemption.

 Class C shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent-deferred sales charge equal to 1.00% of an amount equal to the lesser of the NAV of your Class C shares at the time of purchase or the NAV of your Class C shares at redemption.

 Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class C shares purchased through reinvestment of dividends or capital gain distributions.

 The amount of any contingent-deferred sales charge, if any, paid upon redemption of Class C shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class C shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, such shares are considered redeemed on a first-in, first-out basis so that Class C shares, as applicable, held for a longer period of time are considered redeemed prior to more recently acquired Class C shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges see "Additional Shareholder Services -- Exchange Privilege."

 Contingent-deferred sales charges are waived on redemptions of Class C shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an IRA or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or any other transaction.

 In deciding whether to purchase Class A or Class C shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class C shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees than Class A shares) in light of the amount to be invested and the anticipated time that the shares will be owned. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A or Class C shares. See "Reduced Sales Charge" below for information on reduced sales charges for Class A shares.

 You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any

                                      17                              PROSPECTUS
time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

REDUCED SALES CHARGE

 Discounts described below pertaining to reduced sales charges are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge.

 Volume Discounts

 The Volume Discounts described in the Front-End Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares of one or more of the Company's funds that assess a front-end sales charge (the "Load Funds").

 Right of Accumulation

 The Right of Accumulation allows you to combine the amount you invest in the Fund's shares with the total NAV of Class A shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of Class A shares that you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised or sub-advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of a Load Fund, the front-end sales charge on the additional $20,000 investment would be 2.00% of the applicable offering price for the Fund. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice on all subsequent shares purchased.

 Letter of Intent

 A Letter of Intent allows you to purchase the Fund's Class A shares over a 13-month period at a reduced front-end sales charge based on the total amount you intend to purchase plus the total NAV of Class A shares in any of the Load Funds you already own. Each investment you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applicable to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to

PROSPECTUS                            18
purchase, as specified in the Letter. Class A shares of the Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on Class A shares held in escrow are reinvested in additional Class A shares of the Fund.

 Reinvestment

 You may reinvest proceeds from a redemption of the Fund's shares in shares of the Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without payment of a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the one you paid in connection with the shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a selling agent, a shareholder servicing agent, or the transfer agent at the time of reinvestment.

 Reductions for Families or Fiduciaries

 Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

 Reductions for Qualified Groups

 Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company", as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must

                                     19                               PROSPECTUS
provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

 Waivers for Certain Parties

 Class A shares may be purchased without a front-end sales charge by directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "relatives") of the Company, Stephens, its affiliates and other broker/dealers that have entered into agreements with Stephens to sell such shares. Class A shares also may be purchased without a front-end sales charge by present and retired directors, officers and employees (and their relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A shares also may be purchased without a front-end sales charge by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than certain individual retirement accounts) that is maintained, managed or advised by Wells Fargo Bank, Stephens or their affiliates. In addition, Class A shares may be purchased without payment of a front-end sales charge with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Fund within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

 Class A Shares may be purchased without a front-end sales charge by the following types of investors when the trades are placed through an omnibus account maintained with the Fund by a broker/dealer -- trust companies; deferred compensation plans and the trusts used to finance these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

INITIAL PURCHASE BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund -- Designate Class)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

PROSPECTUS                            20

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after funds are wired and must be received and accepted by the transfer agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the public offering price or, in the case of Class C shares, at the net asset value, next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund -- Designate Class)" to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price or, in the case of Class C shares, at the net asset value, next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from an account with a bank that is designated in your Account Application and is approved by the transfer agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase specified shares of the designated Fund and class on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

                                      21                              PROSPECTUS

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest(TM) through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or a selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable or inappropriate as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (name of Fund -- Designate Class)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for Fund shares through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, as the Funds Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order is executed on the same day if the order is received by the transfer agent before the close of business. If your purchase order is received by a Selling Agent

PROSPECTUS                            22
after the close of the NYSE or by the transfer agent after the close of business, then your purchase order is executed on the next Business Day after the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Company. Because payment for shares of the Fund is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Company ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent." A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including a purchase order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If your order is transmitted by a Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, you will receive financial statements.

                                      23                              PROSPECTUS

                    Dividend and Capital Gain Distributions

 Dividends of the Fund are declared daily payable to shareholders of record as of the close of regular trading of the NYSE (currently, 1:00 p.m., Pacific time). Dividends declared in a month generally are distributed on the last Business Day of each month. You begin earning dividends on the Business Day after the date your purchase order is effective and continue to earn dividends through the day you redeem your shares. The Fund intends to distribute any capital gains at least annually.

 Dividend and capital-gain distributions have the effect of reducing the NAV per share by the amount distributed. Although distributions paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distributions would ordinarily be taxable to you. All expenses, such as applicable Rule 12b-1 fees, state securities registration fees and transfer agency fees also may affect the relative dividend and/or capital gain distributions of the Fund's shares.

 If you redeem shares before the dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds.

 Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. You have several options for receiving dividend and capital gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How To Redeem Shares

 You may redeem Fund shares on any Business Day. Your shares are redeemed at the NAV per share next calculated after the Company has received your redemption request in proper form. The Company ordinarily remits redemption proceeds (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which
(a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of the security holders of such Fund. In addition, the Funds may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 10

PROSPECTUS                           24
days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to the required minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Fund --How To Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your

                                      25                              PROSPECTUS
   taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or to your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution", which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of the Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your transaction confirmation or by calling 1-800-222-8222.

 You may request expedited redemption by mail by mailing your expedited redemption request to the transfer agent at the mailing address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling

PROSPECTUS                            26

Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

 If your expedited redemption request is received by the transfer agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your designated Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have the Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your designated Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the Fund that are subject to a front-end sales charges.

 It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal

                                      27                              PROSPECTUS
amount, suspend withdrawals or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 If your redemption order is received by a Selling Agent before the close of the NYSE and received by the transfer agent before the close of business on the same day, the order is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or is not received by the transfer agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with the Selling Agent and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent on your behalf to the transfer agent before the close of the NYSE, the redemption order is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the transfer agent after the close of the NYSE, then your order is executed on the next Business Day after the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent, and the transfer agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check

PROSPECTUS                            28
for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds is credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until any check it issues for you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have several distribution payment options and an exchange privilege, which are described below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from the following distribution options listed below.

 A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and capital gain distributions in additional shares of the same class of the Fund that paid such distributions. Distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The FUND PURCHASE OPTION lets you use your dividend and/or capital gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Distributions paid on Class A or Class C shares may be invested in Class A or Class C shares, respectively, of another fund, in Retail shares of a fund offered by another investment company in the Stagecoach Family of Funds, in Class A shares of the Government Money Market Mutual, Money Market Mutual, National Tax-Free Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or in shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Money Market Mutual Funds"). Distributions paid on Class A shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Distributions paid on Class C shares may not be invested in shares of a single class fund.

 C. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your

                                      29                              PROSPECTUS

Approved Bank Account is closed, and such distribution is returned to the Fund's dividend disbursing agent, the distribution is reinvested in your Fund account at the NAV next determined after the distribution has been returned. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 D. The CHECK PAYMENT OPTION lets you receive a check for all dividend and/or capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the Fund's dividend disbursing agent or the date six months after the payment of such distribution. In addition, your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company forwards moneys to the dividend disbursing agent so that it may issue you distribution checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear. The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

EXCHANGE PRIVILEGE

 Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in another fund of the Stagecoach Family of Funds to respond to changes in your investment needs. You can exchange between the various funds as follows:

  EXCHANGES BETWEEN                                                     YES  NO
  -----------------                                                     ---  ---
  Class A or C shares and a Money Market Mutual Fund...................  X
  Class A shares and Class A shares....................................  X
  Class C shares and Class C shares....................................  X
  Class A shares of a non-Money Market Mutual Fund and Class C shares..       X

 Important factors that you should consider:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

 . You must exchange the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market

PROSPECTUS                            30
   conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . If you exchange Class A shares, you will need to pay any difference between a load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).

 . You will not pay a contingent deferred sales charge on any exchange from Class C shares into other Class C shares, respectively, or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

 . If you exchange Class A or Class C shares for shares of a Money Market
   Mutual Fund, you may not re-exchange shares of the Money Market Mutual Fund for shares other than the original exchanged class.

 . The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

 You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.

                  Management, Distribution and Servicing Fees

INVESTMENT ADVISER

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. The adviser also furnishes the Board of Directors with periodic reports on the Fund's investment strategy and performance. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50% of the Fund's average daily net assets. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

 Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank also furnishes to the Boards periodic reports on the investment strategy and performance of the Fund.

                                      31                              PROSPECTUS

 Advisory Fees Paid

 For the year ended December 31, 1996, Wells Fargo Bank was paid 0.50% of the average daily net assets of the predecessor portfolio as compensation for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

ADMINISTRATIVE SERVICING AGENTS -- CLASS A

 The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Fund or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

SHAREHOLDER SERVICING AGENTS -- CLASS C

 The Company has adopted Shareholder Servicing Plans ("Servicing Plans") on behalf of the Class C shares. Pursuant to the Servicing Plans, the Fund may enter into servicing agreements with one or more shareholder servicing agents (which may include Wells Fargo Bank and its affiliates) who agree to provide shareholder support services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Fund or a shareholder may reasonably request. Shareholder servicing agents are

PROSPECTUS                            32
entitled to receive a fee which will not exceed, on an annualized basis for the Fund's then-current fiscal year, the lesser of 0.25% of the average daily net asset value of the Class C shares held of record or beneficially by such customers.

 In no event will the fees paid exceed the maximum amount payable to the administrative or shareholder servicing agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules"). Such agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each such agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens as Co-administrator provide each Fund with administration services, including general supervision of the Fund's operation, coordination of other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.

 Stephens previously provided substantially the same services as sole administrator to the predecessor portfolio and was entitled to receive from the predecessor portfolio a monthly fee at the annual rate of 0.15% of its average daily net assets. This fee decreased to 0.10% of the average daily net assets of the predecessor portfolio in excess of $200 million.

SPONSOR AND DISTRIBUTOR

 Stephens is the Fund's sponsor and co-administrator, and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens

                                       33                             PROSPECTUS
currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing shares of the Fund. The Company also has adopted a Distribution Plan on behalf of each class of shares of the Fund under the SEC's Rule 12b-1 ("Plans"). Pursuant to the Plan for Class A shares and the Plan for Class C shares, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution related expenses incurred, a monthly fee at the annual rate of 0.25% and 0.50%, respectively, of the average daily net assets attributable to the Class A and Class C shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

 In addition, the Plans contemplate that, to the extent any fees payable pursuant to a shareholder servicing agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

 The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of Fund shares, and may enter into selling agreements with Selling Agents that wish to make available shares of the Fund to its customers. The Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation

PROSPECTUS                            34
destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to the Fund or a class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Dividends from net investment income and net short-term capital gains, if any, of the Fund are taxable as ordinary income to its shareholders. Distributions designated by the Fund as capital gain distributions, if any, attributable to its net capital gains may be taxable to individual, trust and estate shareholders of the Fund at preferential rates. See "Additional Information Concerning Taxes -- Capital Gain Distributions" in the SAI. In general, distributions will be taxable to shareholders, regardless of whether the shareholder takes such distributions in cash or has them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31. The Fund's dividends will not qualify for the dividends-received deduction allowed to corporate shareholders.

 Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes --
 Disposition of Fund Shares" in the SAI.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain

                                      35                              PROSPECTUS
circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

PROSPECTUS                             36

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES

 Set forth below is a more detailed description of the Fund's permissible investments. For additional information, see "Additional Permitted Investment Activities" in the SAI.

 U.S. Government Obligations

 The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligation, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased for the Fund. All repurchase agreements must be fully collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may enter into pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Adjustable Rate Mortgages and Collaterallized Mortgage Obligations

 The Fund may invest in ARMS issued or guaranteed by GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA

                                      A-1                            PROSPECTUS
and FHLMC ARMS are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

 The mortgages underlying ARMS guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

 The interest rates on the mortgages underlying the ARMS and some of the CMOs in which the Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

 Adjustable rate mortgages generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMS or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMS backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMS backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

 These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in

PROSPECTUS                             A-2
market interest rates. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMS and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of the Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

 The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

 CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

 Forward Commitments, When-Issued Purchases and Delayed Delivery Transactions

 The Fund may purchase or sell securities on a when-issued or delayed delivery basis and may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth above, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental

                                      A-3                            PROSPECTUS
investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

 As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes in order to meet redemptions. These borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets but investments may not be purchased by the Fund while any such outstanding borrowing exists. As a matter of fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

 The Funds may experience high portfolio turnover rates, which results in relatively higher portfolio transaction costs, such as brokerage commissions or dealer mark-ups. Portfolio turnover also can generate relatively higher capital gains tax exposure.

PROSPECTUS                             A-4

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC


NOT FDIC INSURED

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066


-------------------------------------------------------------------------------
 STAGECOACH FUNDS:
 --------------------------------------------------------------------------

 .are NOT FDIC insured
 .are NOT guaranteed by Wells Fargo Bank
 .are NOT deposits or obligations of the Bank
 .involve investment risk, including possible loss of principal
-------------------------------------------------------------------------------


[LOGO OF RECYCLABLE PRODUCTS APPEARS HERE]
Printed on Recycled Paper                                        SC 72 P (12/97)

                            STAGECOACH FUNDS, INC.
                          Telephone:  (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 12, 1997

                             INDEX ALLOCATION FUND


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Index Allocation Fund (the "Fund") of the Stagecoach Family of Funds. The Fund offers Class A, Class B and Class C shares. This SAI relates to each Class. The investment objective of the Fund is described in its Prospectus under "Investment Objectives and Policies."

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated December 12, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS



                                                                      Page
                                                                      ----

General...............................................................  1
Investment Restrictions...............................................  1
Additional Permitted Investment Activities............................  3
Management............................................................ 11
Performance Calculations.............................................. 19
Determination of Net Asset Value...................................... 25
Additional Purchase and Redemption Information........................ 25
Portfolio Transactions................................................ 26
Fund Expenses......................................................... 28
Federal Income Taxes.................................................. 29
Capital Stock......................................................... 33
Other................................................................. 35
Independent Auditors.................................................. 35
Financial Information................................................. 35
Appendix.............................................................. A-1


                                    GENERAL

     The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The predecessor portfolio changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation. As a result of the Consolidation, the predecessor portfolio was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the predecessor portfolio's Class A and Class D shares became shareholders of the Company's Index Allocation Fund's Class A and Class C shares, respectively. The Class B shares commenced operations as of December 12, 1997.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The Index Allocation Fund is subject to the following investment restrictions, all of which are fundamental policies:

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; (iv) securities that are exempt from personal income taxes of the State of California; and (v) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6) make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); or

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies. The Index Allocation Fund is subject to the following non-fundamental policies:

     (1) The Fund will not purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

     (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (3) The Fund will not invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

     (4) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     (5) The Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

     (6) The Fund may not purchase or sell real estate limited partnership interests.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Unrated Investments. The Index Allocation Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     Letters of Credit. The Index Allocation Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit-backed investments.

     When-Issued Securities. The Index Allocation Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations and other high-quality debt instruments in an amount at least equal in value to the commitment to purchase when- issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Loans of Portfolio Securities. The Index Allocation Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high grade debt instruments equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral in U.S. Government securities or other high grade debt obligations and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its investment adviser, or its distributor.

     Floating- and Variable-Rate Instruments. Certain of the debt instruments in which the Fund may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Fund may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. With respect to the tax-exempt status of these certificates, the investment adviser may rely upon either the opinion of counsel or Internal Revenue Service rulings thereto. Wells Fargo Bank, as investment adviser to the Fund, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date the Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price, only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Derivative Securities. Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Municipal Bonds. The Fund may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     Municipal Notes. The Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Futures Contracts and Options Transactions. The Index Allocation Fund may engage in futures transactions as discussed below. In general, a futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to
market risk (i.e., exposure to adverse price changes).    The Fund may trade
futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     Stock Index Options. The Index Allocation Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

     When the Fund writes an option on a stock index, it will place in a segregated account with it's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Index Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest Rate Futures Contracts and Options Thereon. The Index Allocation Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund also may sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     The Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices.

If, however, securities prices rise, the Fund would realize a loss in closing out their futures contract sales that would offset any increases in prices of the long-term securities they hold.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. Sellers of options on future contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

     Transactions by the Fund in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund incurring larger losses than would otherwise be the case.

     The Fund may enter into futures contracts and may purchase call and put options on futures contracts that are traded on U.S. commodity exchanges and write call options on such futures contracts.

     Additional Limitations on Interest Rate Futures and Related Options. In order to comply with undertakings made by the Index Allocation Fund pursuant to CFTC Regulation 4.5, the Fund will use futures and option contracts, interest rate futures and option contracts, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures or option contract that will be used as part of a portfolio management strategy and that is incidental to the Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1).

     The Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     Future Developments. The Index Allocation Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Index Allocation Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.


                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                      Principal Occupations
Name, Age and Address           Position              During Past 5 Years
---------------------           --------              -------------------
Jack S. Euphrat, 75             Director              Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46             Director,             Executive Vice President
                                Chairman and          of Stephens; Manager of
                                President             Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55              Director              Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC 27104                               Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57            Director              President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71           Director              Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79             Director              Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53            Director              Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc. Real Estate
                                                      Developer; Chairman of
                                                      Renaissance Properties
                                                      Ltd.; President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41       Chief Operating       Associate of Financial
                                Officer,              Services Group of
                                Secretary and         Stephens; Director of
                                Treasurer             Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.



                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                       Total Compensation
                            Aggregate Compensation      from Registrant
Name and Position              from Registrant          and Fund Complex
-----------------              ---------------          ----------------
  Jack S. Euphrat                  $11,250                    $33,750
     Director

 R. Greg Feltus                    $   -0-                    $   -0-
     Director

  Thomas S. Goho                   $11,250                    $33,750
     Director

 Joseph N. Hankin                  $   -0-                    $   -0-
     Director
(appointed as of 9/6/96)

  Zoe Ann Hines                    $   -0-                    $   -0-
     Director
(resigned as of 9/6/96)

 W. Rodney Hughes                  $ 9,250                    $27,750
     Director

  Robert M. Joses                  $11,250                    $33,750
     Director

 J. Tucker Morse                   $ 9,250                    $27,750
     Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997 the Company, Overland, Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Adviser. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank furnishes the Fund with investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. For its services as investment adviser to the Index Allocation Fund, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% on assets in excess of $500 million.

     Prior to the Consolidation, Wells Fargo Bank served as investment adviser to the predecessor portfolio and was entitled to receive a monthly fee at the annual rate of 0.70% of the predecessor portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the predecessor portfolio paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the following amounts:


             1994               1995              1996
             ----               ----              ----
         Fees      Fees     Fees     Fees     Fees     Fees
         Paid     Waived    Paid    Waived    Paid    Waived
         ----     ------    ----    ------    ----    ------
       $424,899   $0      $424,416  $0      $525,093  $1,324

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

     The Fund's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Sub-Investment Adviser. Barclays Global Fund Advisors ("BGFA") serves as Sub-Investment Adviser to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to the Fund in accordance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund and will also furnish such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to the Consolidation, BGFA served as sub-adviser to the predecessor portfolio pursuant to a sub-advisory contract and under substantially similar terms as are currently in effect for the Fund. Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the predecessor portfolio.

     For the years ended December 31, 1994, 1995 and 1996, Wells Fargo Bank paid to WFNIA / BGFA on behalf of the predecessor portfolio the sub-advisory fees indicated below:


          1994                    1995                    1996
          ----                    ----                    ----

 Fees Paid   Fees Waived  Fees Paid  Fees Waived  Fees Paid  Fees Waived
 ---------   -----------  ---------  -----------  ---------  -----------
$424,899         $0       $177,707       $0       $210,226        $0


     Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor portfolio under substantially similar terms. Prior to February 1, 1997, Stephens served as sole administrator to the predecessor portfolio and provided the Fund with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees from the predecessor portfolio as follows:


                  1994               1995               1996
                  ----               ----               ----
                $ 66,524           $ 60,627           $ 75,203


     Sponsor and Distributor. As discussed in the Prospectus under "Management of the Fund," Stephens serves as the Fund's sponsor and distributor.

     Distribution Plans. As indicated in the Prospectus, the Fund, on behalf of each class of its shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").

     Pursuant to the Plan for the Class A shares, the Fund may pay to Stephens, as compensation for distribution-related services provided or distribution-related expenses incurred, a monthly fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares. Pursuant to the Plans for Class B and Class C shares, the Fund may pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution- related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets attributable to the Class B or Class C shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Index Allocation Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. No Plan may be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to a Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

     Each Plan requires that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.

     Prior to the Consolidation, the predecessor portfolio had adopted Rule 12b-1 Distribution Plans for its Class A and Class D shares. For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Rule 12b-1 Plans.


                            Printing &
                             Mailing      Marketing    Compensation to
                 Total      Prospectus    Brochures      Underwriters
                 -----      ----------    ---------      ------------
  Class A       $137,481        N/A          N/A           $137,481
  Class D       $151,575        N/A          N/A           $151,575


     For the year ended December 31, 1996, WFSI and its registered representatives received no compensation under the Predecessor Fund's Plans.

     Shareholder Servicing Agent. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. Prior to the Consolidation, the predecessor portfolio on behalf of its Class D shares had entered into a similar shareholder servicing agreement with Wells Fargo Bank. For the years ended December 31, 1994, 1995 and 1996 the predecessor portfolio paid the following amounts in shareholder servicing fees pursuant to the Servicing Plan for its Class D shares:


                  1994               1995               1996
                  ----               ----               ----
                $28,377            $31,150            $50,525


     Class A Shareholder Administrative Servicing Plan. As indicated in the Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

     Class B and Class C Servicing Plans. As indicated in the Prospectus, the Fund has adopted Shareholder Servicing Plans ("Servicing Plans") on behalf of its Class B and Class C shares. Under each Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Funds Class B or Class C shares, as appropriate, attributable to the servicing agents customers. Servicing agents may include broker/dealers, banks and other financial institutions, including Wells Fargo Bank and its affiliates. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Administrative Servicing Plan and Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of the Fund. The Administrative Servicing Plan and Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of the Fund, and no material amendment to the Plans may be made except by a majority of the Directors.

     The Administrative Servicing Plan and Servicing Plans require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans.

     Custodian. Barclays Global Investors, N.A. ("BGI") acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. BGI is not entitled to receive compensation for its services as Custodian to the Fund so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund.

Prior to the Consolidation, BGI also served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees.

     Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent to the Fund. For its services as transfer and dividend disbursing agent to the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees paid without regard to class. For the year ended December 31, 1996, the predecessor portfolio did not pay any transfer and dividend disbursing agency fees.

     Underwriting Commissions. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions (front-end sales loads and CDSCs, if any) paid to Stephens on sales/redemptions of the Company's shares was $5,414,227. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 of such commissions.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,584,545 and Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives received $333,234 of such commissions.

     For the fiscal period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738 and Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________ and Stephens retained $_______ of such commissions. WFSI and its registered representatives received $__________ and $________, respectively, of such commissions.


                            PERFORMANCE CALCULATIONS

     Total Return. As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the

Prospectus, the Fund may also, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     The performance information presented below and advertised by the Fund for periods prior to the effective date of the Consolidation, is based upon the prior performance of the predecessor portfolio. The Class A and Class C shares of the Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively.


Predecessor Portfolio-Average Annual Total Return for the Year Ended December 31, 1996
--------------------------------------------------------------------------------------

            Inception(1)   Inception    Five Year   Five Year     One Year     One Year
             With Sales     No Sales   With Sales    No Sales    With Sales    No Sales
              Charge(2)      Charge      Charge       Charge      Charge(2)     Charge
              ---------      ------      ------       ------      ---------     ------
 Class A       11.99%        12.58%       12.58%       13.62%       11.76%      17.04%
 Class D          N/A        14.47%          N/A          N/A       15.38%      16.37%

--------------

(1) The predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 4.50%, and for Class D shares reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year.

     In addition to the above performance information, the Fund may advertise the cumulative total return of for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     The Fund may advertise the cumulative total return on its shares. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


Predecessor Portfolio-Cumulative Total Return for the Year Ended December 31, 1996
----------------------------------------------------------------------------------

                   Inception(1)       Inception         Five Year        Five Year
                    With Sales         No Sales        With Sales         No Sales
                     Charge(2)          Charge           Charge            Charge
                     ---------          ------           ------            ------
  Class A             169.64%           182.11%           80.85%            89.32%
  Class D                 N/A            60.47%              N/A               N/A

---------------

(1) The predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 4.50%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

     Other. The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of the Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of a class of shares of the Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

     In addition, performance information for a class of shares of the Index Allocation Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the results of a class of shares of the Fund with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the Index Allocation Fund's investment strategy and a comparison of this strategy with other investment strategies. In particular, the responsiveness of the Fund to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank, as Investment Adviser, or BGFA, as Sub-Adviser, monitor and reallocate investments among the three asset categories described above and in the Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of sales literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of a class of shares of the Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a class' past performance with other rated investments.

     The Company may disclose in sales literature the distribution rate on shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined by Wells Fargo Bank on each day the Fund is open as of 1:00 p.m. (Pacific time).

     Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange, or the National Association of Securities Dealers Automated Quotations National Market System, are valued at last sale prices on the principal exchange on which they are traded or in the absence of any sale on the valuation date, at latest quoted bid prices. In the absence of any latest quoted bid prices, the previous market close will be used. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Board of Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or WFSI. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The

Fund may purchase securities from underwriting syndicates of which Stephens, Wells Fargo Bank or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Company's Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank, as adviser, or BGFA, as sub-adviser, is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank and BGFA generally seek reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Fund may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage and research services provided by such broker/dealer. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does to reduce the advisory or sub-advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to the Fund's investment program. Research services received from brokers supplement the advisers' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful since the brokers utilized by the Fund may follow a broader universe of securities and other matters than the staff of Wells Fargo Bank and/or BGFA can follow. In addition, this research provides Wells Fargo Bank and/or BGFA with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank and/or BGFA by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.

     Brokerage Commissions. For the year ended December 31, 1996, the predecessor portfolio paid brokerage commissions in the amount of $2,317.

     Securities of Regular Broker/Dealers. The predecessor portfolio did not own securities of its "regular brokers or dealers" as of December 31, 1996.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of the Company's directors who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of the Fund.


                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Fund's Prospectus. The Prospectus generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 7, 1997.

The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below), except in certain cases such as where the Fund acquires a put or writes a call thereon.

Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized, pursuant to an available election, during the term the Fund held the debt obligation.

     If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

     The amount of any gain or loss realized by the Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions.
Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions. Distributions which are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term term capital gains (to the extent such dividends do not exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     With respect to shareholders who are individuals, trusts or estates, the Taxpayer Relief Act of 1997 (the "Act") reduces the maximum tax rate on net capital gains derived from securities held for more than 18 months to 20% and provides a maximum tax rate on net capital gains derived from securities held for more than one year and for not more than 18 months ("mid-term gains") of 28%. A maximum 18% rate will ultimately be available to individuals, trusts and estates for net gain on the disposition of certain securities held more than 5 years upon their disposition. The Treasury Department is authorized to issue regulations for application of the reduced rates to pass-through entities, including regulated investment companies. Shareholders who are individuals, trusts or estates may therefore qualify for the reduced rate of tax on capital gain distributions paid by a Fund to the extent such distributions are attributable to the Fund's dispositions after May 7, 1997.

     Net gain recognized on securities held for one year or less in excess of net long-term capital loss continues to be short-term capital gain subject to tax at ordinary income rates, and the Act generally does not affect the taxation of capital gains to corporations.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributed at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of lax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distribution of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e. trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e. the income of which is not subject to U.S. tax, regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains generally are not subject to tax withholding. Such tax withheld is generally not refundable.

     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notified the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor if urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund."

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the predecessor portfolio or 5% or more of the voting securities of the predecessor portfolio as a whole.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------


 Predecessor                                                  Type of       Percentage      Percentage
  Portfolio                 Name and Address                 Ownership       of Class      of Portfolio
  ---------                 ----------------                 ---------       --------      ------------

Class A         Stephens Inc. for the Exclusive Benefit       Class A
                of Customers                                  Record
                P.O. Box 34127                                Holder          9.65%            6.92%
                Little Rock, AR 72203

                Merrill Lynch Pierce Fenner & Smith,          Class A
                Inc. Record Holder for Exclusive Benefit      Record
                of Customers                                  Holder         10.67%            7.66%
                Attn: Fund Administration
                4800 Deer Lake East, 3rd Floor
                Jacksonville, FL 32246

Class D         Merrill Lynch Pierce Fenner & Smith,          Class D
                Inc. for Exclusive Benefit of                 Record
                Customers Attn: Fund Admin.                   Holder         35.65%           10.06%
                4800 Deer Lake East, 3rd Floor
                Jacksonville, FL 32246

                Stephens Inc.                                 Class D
                For Exclusive Benefit of Customers            Record
                P.O. Box 34127                                Holder          6.62%             N/A
                Little Rock, AR 72203

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. The address of KPMG Peat Marwick LLP is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Predecessor Fund for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Predecessor Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Report for the Fiscal Period ended March 31, 1997 was filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate and Municipal Notes

     Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 12, 1997

                          OVERLAND EXPRESS SWEEP FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Overland Express Sweep Fund (the "Fund") of the Stagecoach Family of Funds. The investment objective of the Fund is described in the Prospectus. See "Investment Objective and Policies."

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December 12, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General.....................................................................   1
Investment Restrictions.....................................................   1
Additional Permitted Investment Activities..................................   3
Management..................................................................   4
Calculation of Yield........................................................  10
Determination of Net Asset Value............................................  14
Additional Purchase and Redemption Information..............................  15
Portfolio Transactions......................................................  15
Fund Expenses...............................................................  18
Federal Income Taxes........................................................  18
Capital Stock...............................................................  22
Other.......................................................................  23
Independent Auditors........................................................  23
Financial Information.......................................................  23
Appendix.................................................................... A-1

                                    GENERAL

     The Company's Overland Express Sweep Fund was originally organized on October 1 1991 as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of the predecessor portfolio to the Company's Overland Express Sweep Fund. As a result of the Consolidation, the predecessor portfolio was reorganized as the Company's Overland Express Sweep Fund. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund invests directly in a portfolio of securities and does not invest in a Master Portfolio.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

     (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; or

     (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies. The Fund is are subject to the following non-fundamental policies:

     The Fund may not:

     (1) purchase or retain securities of any issuer if the officers or directors of the Company or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets; or

     (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, restricted securities (which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public), and illiquid securities.

     As provided in Rule 2a-7 under the Act, the Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase, the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Foreign Obligations. The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service ("Moody's") or Standard and Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                             Principal Occupations
Name, Age and Address                    Position            During Past 5 Years
---------------------                    --------            -------------------

Jack S. Euphrat, 75                      Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                      Director,           Executive Vice President of Stephens;
                                         Chairman and        Manager of Financial Services Group;
                                         President           President of Stephens Insurance Services Inc.;
                                                             Senior Vice President of Stephens Sports
                                                             Management Inc.; and President of Investor
                                                             Brokerage Insurance Inc.

Thomas S. Goho, 55                       Director            Associate Professor of Finance of the School
321 Beechcliff Court                                         of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                     University since 1982.

Joseph N. Hankin, 57                     Director            President of Westchester Community College
75 Grasslands Road                                           since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                         University Teachers College since 1976.
(appointed as of September 6, 1996)

Robert M. Joses, 79                      Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                             Principal Occupations
Name, Age and Address                    Position            During Past 5 Years
---------------------                    --------            -------------------

*J. Tucker Morse, 53                     Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                            Network, Inc. Real Estate Developer;
Charleston, SC 29401                                         Chairman of Renaissance Properties Ltd.;
                                                             President of  Morse Investment Corporation;
                                                             and Co-Managing Partner of Main Street
                                                             Ventures.

Richard H. Blank, Jr., 41                Chief Operating     Associate of Financial Services Group of
                                         Officer,            Stephens; Director of Stephens Sports
                                         Secretary and       Management Inc.; and Director of Capo Inc.
                                         Treasurer

                                        Compensation Table
                                    Year Ended March 31, 1997
                                    -------------------------

                                                                            Total Compensation
                                      Aggregate Compensation                  from Registrant
    Name and Position                     from Registrant                    and Fund Complex
    -----------------                     ---------------                    ----------------

     Jack S. Euphrat                           $11,250                           $33,750
        Director

     R. Greg Feltus                              $-0-                              $-0-
        Director

     Thomas S. Goho                            $11,250                           $33,750
        Director

     Joseph N. Hankin                            $-0-                              $-0-
        Director
  (appointed as of 9/6/96)

      Zoe Ann Hines                              $-0-                              $-0-
        Director
 (resigned as of 9/6/96)

     W. Rodney Hughes                           $9,250                           $27,750
        Director

     Robert M. Joses                           $11,250                           $33,750
        Director

     J. Tucker Morse                            $9,250                           $27,750
        Director

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland, Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Adviser. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank furnishes the Fund with investment guidance and policy direction in connection with daily portfolio management. Wells Fargo Bank furnishes to the Board of Directors of the Company periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the investments of the Fund. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets.

     Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

            1994                      1995                      1996
      Paid        Waived        Paid        Waived        Paid        Waived
      ----        ------        ----        ------        ----        ------
   $1,426,685       $0       $1,902,572    $255,082    $3,310,083       $0

     The Fund's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board of Directors of the Company and (ii) by a majority of the Company's Directors who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. Under the Administration and Co- Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive from the Fund a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor portfolio under substantially similar terms. Prior to February 1, 1997, Stephens served as sole administrator to the Fund and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Predecessor Fund paid administration fees to Stephens as follows:

                                1994               1995                1996
                                ----               ----                ----
                              $142,613           $215,624            $317,668

     Sponsor and Distributor. As discussed in the Fund's Prospectus under the heading "Management of the Fund," Stephens serves as the Fund's sponsor and distributor.

     Distribution Plan. As indicated in the Prospectus, the Fund has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder.

     Pursuant to the Plan the Company may pay to Stephens Inc., as compensation for distribution-related services provided, or distribution-related expenses incurred, a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Plan must also be approved by such vote of the Directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Prior to the Consolidation, the predecessor portfolio had adopted a Rule 12b-1 Distribution Plan on behalf of its shares providing for payment to the distributor of up to 0.55% of the predecessor portfolio's average daily net assets. For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amount of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Rule 12b-1 Plan.

                       Printing &            Marketing          Compensation
     Total         Mailing Prospectus        Brochures        to Underwriters
     -----         ------------------        ---------        ---------------
  $7,290,299              N/A                   N/A              $7,290,299

     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the Plan.

     Shareholder Servicing Agent. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. Prior to the Consolidation, the predecessor portfolio, had entered into a similar shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the predecessor portfolio did not pay any shareholder servicing fees to Wells Fargo Bank.

     Shareholder Servicing Plan. As indicated in the Prospectus, the Fund has adopted a Shareholder Servicing Plan ("Servicing Plan") on behalf of its shares. Under the Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.30% of the average daily net assets of the Fund attributable to the servicing agents customers. Servicing agents may include broker/dealers, banks and other financial institutions, including Wells Fargo Bank and its affiliates. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Fund, and no material amendment to the Plan may be made except by a majority of the Directors.

     The Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     Custodian. Wells Fargo Bank has been retained to act as custodian for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees.

     Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets. Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio paid $4,637,643 to Wells Fargo Bank for transfer and dividend disbursing agency services.

     Underwriting Commissions. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions (front-end sales loads and CDSCs, if any) paid to Stephens on sales/redemptions of the Company's shares was $5,415,227. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 of such commissions.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

     For the fiscal period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________. Stephens retained $_______ of such commissions. WFSI and its registered representatives retained $_________ and $________, respectively, of such commissions.

                              CALCULATION OF YIELD

     Yield. As indicated in the Prospectus, the Fund may advertise certain yield information. Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The yield for the predecessor portfolio for the seven-day period ended December 31, 1996 was 4.22%.

     Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the predecessor portfolio for the seven-day period ended December 31, 1996 was 4.31%.

     The Fund's yield will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses incurred by or allocated to the Fund.

     Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     In addition to the above performance information, the Fund may advertise average annual total return information. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods (or the life of the Fund, which periods are stated in the advertisement), and is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value at the end of the period and annualizing the result, assuming that all Fund dividends and capital gains distributions are reinvested.

     Other. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined on each day the Fund is open as of 9:00 a.m. and 1:00 p.m. (Pacific time).

     As indicated under "Determination of Net Asset Value, Dividends and Distributions" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to investors may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's investments on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund investors would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by the Company's Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value. Such procedures include review of the Fund's portfolio by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates within 1/2 of 1% of the value based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value by using available market quotations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Board of Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.

     Brokerage Commissions. For the year ended December 31, 1996, the predecessor portfolio and the Master Portfolio did not pay brokerage commissions.

     Securities of Regular Broker/Dealers. As of December 31, 1996, the Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:
$45,507,000 in Goldman Sachs & Co., $13,000,000 in Morgan Stanley, $68,637,000
in JP Morgan, and $9,319,000 in HSBC.

     Portfolio Turnover. Because the investments of the Fund consist of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of the Fund's net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain
Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions. Distributions which are designated by the Fund as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, source of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court if able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Such tax withholding generally is not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains are not generally subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Fund is a fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in a Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     As of August 31, 1997, no shareholders were known by the Company to own 5% or more of the predecessor portfolio's outstanding shares.

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the predecessor portfolio and Master Portfolio for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the predecessor portfolio for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Reports for the fiscal period ended March 31, 1997, were filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

     S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                          Telephone:  (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 12, 1997

                       SHORT-TERM MUNICIPAL INCOME FUND
                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about two of the funds offered in the Stagecoach Family of Funds - the Short-Term Municipal Income Fund and the Short-Term Government-Corporate Income Fund (the "Funds"). The investment objective of each Fund is described in its Prospectus under "Investment Objectives and Policies."

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated December 12, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings as assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
General.....................................................................1
Investment Restrictions.....................................................1
Additional Permitted Investment Activities..................................3
Management..................................................................5
Performance Calculations...................................................12
Determination of Net Asset Value...........................................17
Additional Purchase and Redemption Information.............................18
Portfolio Transactions.....................................................19
Fund Expenses..............................................................21
Federal Income Taxes.......................................................22
Capital Stock..............................................................25
Other......................................................................27
Independent Auditors.......................................................28
Financial Information......................................................28
Appendix..................................................................A-1

                                    GENERAL

     The Company's Short-Term Government-Corporate Income Fund was originally organized as the Short-Term Government-Corporate Income Fund of Overland Express Funds, Inc. ("Overland"), another open end management investment company advised by Wells Fargo Bank, on September 19, 1994. The Company's Short-Term Municipal Income Fund was originally organized as the Short-Term Municipal Income Fund of Overland on June 3, 1994. The Overland Funds are herein referred to individually as a "predecessor portfolio" and together as the "predecessor portfolios".

     On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of each of the predecessor portfolios to the corresponding Fund of the Company. As a result of the Consolidation, the predecessor portfolios were reorganized as the Funds. Prior to the Consolidation, each of the predecessor portfolios pursued its investment objective by investing all of its assets in a separate Master Portfolio (each a "Master Portfolio" and together, the "Master Portfolios") of Master Investment Trust ("MIT") with the same investment objective as the corresponding predecessor portfolios. The Funds now invests directly in a portfolio of securities and do not invest in corresponding Master Portfolios.

                            INVESTMENT RESTRICTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objectives and Policies."

     Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

     The Funds may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to: (1) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies.

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs.

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

     (5)  make investments for the purpose of exercising control or management.

     (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that a Fund may purchase securities with put rights in order to maintain liquidity.

     (7) issue senior securities, except that a Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists).

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

     (9) lend their portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Funds do not intend to make loans of their portfolio securities during the coming year.

     Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies. These restrictions may be changed by vote of a majority of the Directors of the Company at any time.

     The Funds may not:

     (1) invest more than 5% of their net assets at the time of purchase in warrants, or more than 2% of their net assets in warrants which are not listed on the New York or American Stock Exchange.

     (2) purchase or retain securities of any issuer if the officers, directors of the Company or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are guaranteed or insured by the U.S. Government, or a state or municipality, or an agency or instrumentality thereof, if, by reason thereof, the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

     (4)  write, purchase or sell options.

     (5) invest more than 15% of the current value of their net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and other illiquid securities.

     (6)  purchase, hold or deal in real estate limited partnerships.

     (7)  engage in any short sales other than short sales against the box.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investment Objectives and Policies" and "Investment Activities."

     When-Issued Securities. The Funds may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. However, the Short-Term Government-Corporate Income Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Short-Term Government-Corporate Income Fund makes commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Funds have established segregated accounts in which each Fund maintains liquid assets in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, the will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Municipal Bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds in which the Short-Term Municipal Income Fund may invest are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Subject to its investment objective and policies, the Fund is not limited with respect to which category of municipal bond it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     Municipal Notes. The Short-Term Municipal Income Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the value of outstanding securities, including those held by the Short-Term Municipal Income Fund, will generally decline and (if purchased at par value) will sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) will sell at a premium. Changes in the value of municipal securities held by the Fund arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Unrated Investments. Each Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as Investment Adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     [Floating- and Variable-Rate Instruments. Certain of the debt instruments in which the Fund may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Fund may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. With respect to the tax-exempt status of these certificates, the investment adviser may rely upon either the opinion of counsel or Internal Revenue Service rulings thereto. Wells Fargo Bank, as investment adviser to the Fund, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date the Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.]

     [Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price, only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than [__%] of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.]

     [Derivative Securities. Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, asset-backed securities issued or guaranteed by U.S. Goverment agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission ("SEC") rules limiting the use of leverage.]


                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                            Principal Occupations
Name, Age and Address                  Position             During Past 5 Years
---------------------                  --------             -------------------
Jack S. Euphrat, 75                    Director             Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,            Executive Vice President of Stephens;
                                       Chairman and         Manager of Financial Services Group;
                                       President            President of Stephens Insurance Services Inc.;
                                                            Senior Vice President of Stephens Sports
                                                            Management Inc.; and President of Investor
                                                            Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director             Associate Professor of Finance of the School
321 Beechcliff Court                                        of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                    University since 1982.

Joseph N. Hankin, 57                   Director             President of Westchester Community College
75 Grasslands Road                                          since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                        University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                  Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                    Director             Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director             Private Investor; Chairman of Home Account
4 Beaufain Street
Charleston, SC 29401                                        Network, Inc. Real Estate Developer;
                                                            Chairman of Renaissance Properties Ltd.;
                                                            President of  Morse Investment Corporation;
                                                            and Co-Managing Partner of Main Street
                                                            Ventures.

Richard H. Blank, Jr., 41              Chief Operating      Associate of Financial Services Group of
                                       Officer,             Stephens; Director of Stephens Sports
                                       Secretary and        Management Inc.; and Director of Capo Inc.
                                       Treasurer



                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------


                                                          Total Compensation
                             Aggregate Compensation       from Registrant
  Name and Position             from Registrant           and Fund Complex
  -----------------             ---------------           ----------------
  Jack S. Euphrat                   $11,250                   $33,750
     Director

  R. Greg Feltus                      $-0-                      $-0-
     Director

  Thomas S. Goho                    $11,250                   $33,750
     Director

  Joseph N. Hankin                    $-0-                      $-0-
      Director
(appointed as of 9/6/96)

    Zoe Ann Hines                     $-0-                      $-0-
      Director
(resigned as of 9/6/96)

   W. Rodney Hughes                 $ 9,250                   $27,750
      Director

   Robert M. Joses                  $11,250                   $33,750
      Director

   J. Tucker Morse                  $ 9,250                   $27,750
      Director


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 12, 1997 the Company, Overland, Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Adviser. The Funds are advised by Wells Fargo Bank. Wells Fargo Bank furnishes each Fund with investment guidance and policy direction in connection with daily portfolio management. Wells Fargo Bank furnishes to the Board of Directors of the Company periodic reports on the investment strategy and performance of the Funds. For its services as investment adviser to the Short-Term Municipal Income and the Short-Term Government-Corporate Income Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50% of each Fund's average daily net assets.

     Prior to the Consolidation, each of the predecessor portfolios invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolios in which the predecessor portfolios invested and was entitled to receive a monthly fee at the annual rate of 0.50% of each Master Portfolios' average daily net assets. For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, the Master Portfolios paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


                            1994*               1995                1996
                       Fees      Fees      Fees      Fees      Fees      Fees
                       Paid     Waived     Paid     Waived     Paid     Waived
                       ----     ------     ----     ------     ----     ------
Short-Term
   Municipal Income     $0      $7,879      $0      $62,512     $0      $104,623
Short-Term
   Gov-Corp. Income     $0       $131       $0      $11,944     $0      $ 55,285

-------------------------
* The Short-Term Municipal Income and Short-Term Government-Corporate Income Master Portfolios commenced operations on June 3, 1994 and September 19, 1994, respectively.

     Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the investments of the Funds.

     Each Fund Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Funds. Under the Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's Officers and Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of each Fund's average daily net assets.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor portfolios under substantially similar portfolios terms. Prior to February 1, 1997, Stephens served as sole administrator to the predecessor portfolios and provided the predecessor portfolios with essentially the same services described above. Stephens was entitled to receive a monthly fee from each predecessor portfolios at the annual rate of 0.15% of the predecessor portfolios' average daily net assets up to $200 million and 0.10% in excess of $200 million.

     For the period ended December 31, 1994, and the years ended December 31, 1995 and 1996, the predecessor portfolios paid administration fees to Stephens as follows:


         Predecessor Portfolio               1994       1995       1996
         ---------------------               ----       ----       ----
Short-Term Municipal Income                 $2,497     $19,436    $19,941
Short-Term Government-Corporate-Income      $   39     $ 3,560    $10,073

     Sponsor and Distributor. As discussed in the Funds' Prospectus under the heading "Management of the Funds," Stephens serves as the Funds' sponsor and distributor.

     Distribution Plans. As indicated in the Prospectus, each Fund has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").

     Pursuant to the Plans, the Company may pay to Stephens as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at annual rate of 0.25% of the Fund's average daily net assets. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Qualified Directors. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Prior to the Consolidation, each predecessor portfolio had adopted a Rule 12b-1 Distribution Plan on behalf of its shares. For the year ended December 31, 1996, the predecessor portfolios' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each predecessor portfolio's Plan.


                                        Printing &
                                         Mailing    Marketing   Compensation
Predecessor Portfolio           Total   Prospectus  Brochures  to Underwriters
---------------------           -----   ----------  ---------  ---------------

Short-Term Gov-Corp Income     $27,719     N/A         N/A          $27,719
Short-Term Municipal Income    $54,276     N/A         N/A          $54,276

     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under either predecessor portfolio's Plans.

     Shareholder Administrative Servicing Plan. As indicated in the Prospectus, the Funds have adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its shares. Pursuant to the Administrative Servicing Plan, the Funds may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of such Funds shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of shares of each Fund owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Funds' Rule 12b-1 Plan while being sold pursuant to the Administrative Servicing Plan.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate Fund. The Administrative Servicing Plan and Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate Fund, and no material amendment to the Plan may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     Custodian. Wells Fargo Bank has been retained to act as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next

$50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolios. For the year ended December 31, 1996, the predecessor portfolios did not pay any custody fees.

     Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Funds. For its services as transfer and dividend disbursing agent for the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets. Under a prior transfer agency agreement with the predecessor portfolios, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolios did not pay any transfer and dividend disbursing agency fees.

     Underwriting Commissions. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions (front-end sales loads and CDSCs, if any) paid to Stephens on sales/redemptions of the Company's shares was $5,415,227. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 of such commissions.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

     For the fiscal period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $_________. Stephens retained $_______ of such commissions. WFSI and its registered representatives retained $__________ and $_________, respectively, of such commissions.

                           PERFORMANCE CALCULATIONS

     Total Return. As indicated in the Prospectus, the Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds also may at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or might be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     In addition to the above performance information, the Funds may also advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     The performance information presented below and advertised by the Funds for periods prior to the effective date of the Consolidation, is based upon the prior performance of the predecessor portfolios.

Predecessor Portfolio-Average Annual Total Return for the Year Ended
--------------------------------------------------------------------
December 31, 1996
-----------------


                                          Inception                   One Year
                         Inception(1)   Without Sales     One Year    Without
                          With Sales                     With Sales   Sales
Predecessor Portfolio      Charge(2)       Charge        Charge(2)    Charge
---------------------      ---------       ------        ---------    ------

Short-Term
Municipal Income             2.61%         3.79%           0.59%       3.62%
Short-Term
Gov-Corp. Income             4.36%         5.72%           1.59%       4.83%

---------------------

(1) The predecessor portfolios to the Short-Term Government-Corporate Income Fund and Short-Term Municipal Income Fund commenced operations on September 19, 1994 and June 3, 1994, respectively.
(2)  The term "Sales Charge" reflects a front-end sales load of 3.00%.

     Yield. As indicated in the Prospectus, the Funds may also advertise certain yield information. As and to the extent required by the SEC, yield for each Fund's shares is calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of the Fund on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of the Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of the Fund on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.

   Predecessor Portfolios-Yield Calculations for the Applicable Period Ended
   -------------------------------------------------------------------------
                               December 31, 1996
                               -----------------


                                                                           Thirty-Day
                                    Thirty-Day Yield                 Tax-Equivalent Yield(2)
                                 With              Without           With            Without
                              Sales Charge(1)    Sales Charge     Sales Charge     Sales Charge
                              ---------------    ------------     ------------     ------------
Short-Term Municipal
  Income                          3.77%              3.89%           6.24%             6.44%
Short-Term Govt.-
  Corporate Income                5.13%              5.29%           N/A               N/A

---------------------------

(1)  The term "Sales Charge" reflects a front-end sales load of 3.00%.
(2)  Assumes a maximum tax rate of 39.6%

     The tax-equivalent yield for the Short-Term Municipal Income Fund is computed by dividing that portion of the yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. This yield figure may not reflect the applicability of the alternative minimum tax.

     The yield for the Funds' shares will fluctuate from time to time, unlike fixed-rate bank deposits or other investments that pay a fixed yield for a stated period of time. Past yields are based on historical data and do not provide a basis for determining future yields, since yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Funds.

     In addition, investors should recognize that changes in the net asset values of shares of the Funds will affect the yield of the Funds' shares for any specified period, and such changes should be considered together with the Funds' yield in ascertaining the Funds' total return to shareholders for the period. Yield information may be useful in reviewing the performance of the Funds' shares and for providing a basis for comparison with investment alternatives. The yield of the Funds' shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for the Funds, the Company may quote the performance or price-earning ratio of the Funds' shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of the Funds also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc.,
independent services which monitor the performance of mutual funds.    The
performance of the Funds is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment at the end of the period, assuming reinvestment of all capital gain distributions and dividends paid at net asset value. Any such comparisons may be useful to investors who wish to compare the past performance of the Funds with that of their competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature, information and other data from reports and studies prepared by the Tax

Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Funds; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate; (iii) the effect of tax-deferred compounding on the investment returns of the Funds or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends at net asset value and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Funds invest may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of the Funds with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Funds have been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Funds. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of the Funds for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Funds or their investments. The Company may compare the performance of the Funds with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.

     The Company may disclose in sales literature, information and statements the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets under management by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Fund is determined on each day the Fund is open as of 1:00 p.m. (Pacific time).

     Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange, or the National Association of Securities Dealers Automated Quotations National Market System, are valued at last sale prices on the principal exchange on which they are traded or in the absence of any sale on the valuation date, at latest quoted bid prices. In the absence of any latest quoted bid prices, the previous market close will be used. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. In the absence of any latest quoted bid prices, the previous market close will be used. Debt instruments maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Board of Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, each Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of securities are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Funds' portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Funds' investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice.

     Brokerage Commissions. For the year ended December 31, 1996, the predecessor portfolios and the Master Portfolios did not pay any brokerage commissions.

     Securities of Regular Broker Dealers. As of December 31, 1996, the Short-Term Government-Corporate Income Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents as follows: $378,000 of Goldman Sachs and $300,000 of JP Morgan.

     Portfolio Turnover. For the year ended December 31, 1996, the portfolio turnover rates were 247% and 47%, respectively, for the predecessor portfolios' Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios.

     Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. A high portfolio turnover rate should not result in the Funds paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of each Fund.

                              FEDERAL INCOME TAXES

     In General. The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, each Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     Each Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Funds intend to actually or be deemed to distribute substantially all of their net investment income and net capital gains by the end or each calendar year and, thus, expect not to be subject to the excise tax.

     Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions. Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months.

and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of a Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, each Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss depending on the amount received for the shares (or are deemed to receive in the case of any exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Funds or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Funds will be disallowed to the extent that substantially identical shares are acquired with the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment income by each Fund to a nonresident alien individual, foreign trust (i.e. trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Such tax withheld is generally not refundable. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Furthermore, distributions of net long-term capital gains are generally not subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the company could subject the investor to penalties imposed by the IRS.

     Additional Information for Short-Term Municipal Income Fund. If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Short-

Term Municipal Income fund intends to so qualify and is designed to provide investors with a high level of income exempt from federal income tax.

     The portion of total dividends paid by the Short-Term Municipal Income
Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Short-Term Municipal Income Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Short-Term Municipal Income Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Short-Term Municipal Income Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund distributions attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Short-Term Municipal Income Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Short-Term Municipal Income Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Short-Term Municipal Income Fund expenses in computing their AMT. With respect to a corporate shareholder of the Short-Term Municipal Income Fund, exempt-interest dividends paid by the Fund is included in the corporated shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Shares of the Short-Term Municipal Income Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

     Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts.
Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in a Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of a predecessor portfolios as a whole.

                       5% OWNERSHIP AS OF AUGUST 31, 1997
                       ----------------------------------

                                                       Type of           Percentage
Predecessor Portfolio          Name and Address        Ownership        of Portfolio
---------------------          ----------------        ---------        ------------
Short-Term Government        Virginia & Co.            Single Class        22.96%
Corporate Income Fund        c/o Wells Fargo Bank      Record Holder
                             Mutual Funds A-88-4
                             P.O. Box 9800
                             Calabassu, CA  91302

                             Hep & Co.                 Single Class        49.53%
                             c/o Wells Fargo Bank      Record Holder
                             P.O. Box 9800
                             Calabassu, CA  91302

                             Kimball Medical           Single Class        19.97%
                             Center                    Record Holder
                             600 River Avenue
                             Lakewood, NJ  08701

Short-Term                   Hep & Co.                 Single Class        45.45%
Municipal Income Fund        c/o Wells Fargo Bank      Record Holder
                             P.O. Box 9800
                             Calabassu, CA  91302

                             Herman & Raymond          Single Class        23.00%
                             Christensen               Record Holder
                             801 Americah Street
                             San Carlos, CA
                             94010

                             JJ&W                      Single Class        14.93%
                             P.O. Box 5807             Record Holder
                             Redwood City, CA
                             94063


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds, and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company and the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the predecessor portfolios and Master Portfolios for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the predecessor portfolios for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Reports for the fiscal period ended March 31, 1997, were filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

  The following is a description of the ratings given by Moody's and S&P to corporate bonds and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

  Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in face have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

  S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial and Municipal Notes

  Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

  S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+" The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

  Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.


  S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 12, 1997

                         VARIABLE RATE GOVERNMENT FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Variable Rate Government Fund (the "Fund") of the Stagecoach Family of Funds. The Fund offers Class A and Class C shares. This SAI relates each class. The investment objective of the Fund is described in its Prospectus under "Investment Objectives and Policies."

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated December 12, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at the telephone number indicated above.

                               TABLE OF CONTENTS

                                                                           Page

General..................................................................     1
Investment Restrictions..................................................     1
Additional Permitted Investment Activities...............................     3
Investment by Federal Credit Unions in the Fund..........................     4
Management...............................................................     4
Performance Calculations.................................................    11
Determination of Net Asset Value.........................................    17
Additional Purchase and Redemption Information...........................    17
Portfolio Transactions...................................................    18
Fund Expenses............................................................    20
Federal Income Taxes.....................................................    20
Capital Stock............................................................    24
Other....................................................................    26
Independent Auditors.....................................................    26
Financial Information....................................................    26
Appendix.................................................................   A-1

                                    GENERAL

     The Company's Variable Rate Government Fund was originally organized on November 1, 1990 as the Variable Rate Government Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation. As a result of the Consolidation, the predecessor portfolio was reorganized as the Company's Variable Rate Government Fund, and Class A and D shareholders of the predecessor portfolio became Class A and C shareholders, respectively, of the Company's Variable Rate Government Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The Variable Rate Government Fund is subject to the following investment restrictions, all of which are fundamental policies:

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 (the "1933 Act") before they may be offered or sold to the public, and illiquid securities;

     (6) make investments for the purpose of exercising control or management;

     (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

     (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; and

     (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction (9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to fundamental investment restriction (11), the Fund does not intend to make loans of its portfolio securities during the coming year.

     Non-Fundamental Investment Policies. The Variable Rate Government Fund is subject to the following non-fundamental policies:

     The Fund may not:

     (1) invest in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

     (2) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

     (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

     (4) write, purchase or sell options; and

     (5) purchase or sell real estate limited partnership interests.

     In addition, the Fund will not invest in commercial paper or equity securities.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     The following information supplements and should be read in conjunction with the sections in the prospectus entitled: "Investment Objectives and Policies" and "Investment Activities."

     When-Issued Securities. The Variable Rate Government Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     High-Risk Mortgage Securities. The Variable Rate Government Fund will not invest in Collateralized Mortgage Obligations ("CMOs") that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

                INVESTMENT BY FEDERAL CREDIT UNIONS IN THE FUND

     The Variable Rate Government Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where:
(1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                      Principal Occupations
Name, Age and Address        Position                 During Past 5 Years
---------------------        --------                 -------------------
Jack S. Euphrat, 75          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46          Director,                Executive Vice President
                             Chairman and             of Stephens; Manager of
                             President                Financial Services Group;
                                                      President of Stephens
                                                      Insurance Services Inc.;
                                                      Senior Vice President of
                                                      Stephens Sports
                                                      Management Inc.; and
                                                      President of Investor
                                                      Brokerage Insurance Inc.

Thomas S. Goho, 55           Director                 Associate Professor of
321 Beechcliff Court                                  Finance of the School of
Winston-Salem, NC  27104                              Business and Accounting
                                                      at Wake Forest University
                                                      since 1982.

Joseph N. Hankin, 57         Director                 President of Westchester
75 Grasslands Road                                    Community College since
Valhalla, N.Y. 10595                                  1971; Adjunct Professor
(appointed as of September                            of Columbia University
 6, 1996)                                             Teachers College since
                                                      1976.

*W. Rodney Hughes, 71        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53         Director                 Private Investor;
4 Beaufain Street                                     Chairman of Home Account
Charleston, SC 29401                                  Network, Inc. Real Estate
                                                      Developer; Chairman of
                                                      Renaissance Properties
                                                      Ltd.; President of  Morse
                                                      Investment Corporation;
                                                      and Co-Managing Partner
                                                      of Main Street Ventures.

Richard H. Blank, Jr., 41    Chief Operating          Associate of Financial
                             Officer,                 Services Group of
                             Secretary and            Stephens; Director of
                             Treasurer                Stephens Sports
                                                      Management Inc.; and
                                                      Director of Capo Inc.

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------


                                                    Total Compensation
                            Aggregate Compensation   from Registrant
    Name and Position          from Registrant       and Fund Complex
    -----------------          ---------------       ----------------
   Jack S. Euphrat                 $11,250                $33,750
      Director

   R. Greg Feltus                    $-0-                   $-0-
      Director

   Thomas S. Goho                  $11,250                $33,750
      Director

  Joseph N. Hankin                   $-0-                   $-0-
      Director
(appointed as of 9/6/96)

    Zoe Ann Hines                    $-0-                   $-0-
      Director
(resigned as of 9/6/96)

  W. Rodney Hughes                  $9,250                $27,750
      Director

  Robert M. Joses                  $11,250                $33,750
      Director

  J. Tucker Morse                   $9,250                $27,750
      Director

      Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Prior to December 15, 1997, the Company, Overland, Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). After the Consolidation and the winding down of the affairs of Overland and MIT, the Company, Stagecoach Trust and Life & Annuity Trust will be considered the only members of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund

Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Adviser. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank furnishes the Fund with investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. For its services as investment adviser to the Fund, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

     Wells Fargo Bank and Stephens have agreed to waive ten basis points (0.10%) of their fees in connection with the settlement of certain litigation involving the Fund for the next three years.

     Prior to the Consolidation, Wells Fargo Bank served as investment adviser to the predecessor portfolio and was entitled to receive a monthly fee at the annual rate of 0.50% of the predecessor portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the predecessor portfolio paid Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the following amounts:


          1994                      1995                     1996
Fees Paid     Fees Waived  Fees Paid   Fees Waived  Fees Paid   Fees Waived
---------     -----------  ---------   -----------  ---------   -----------
$6,929,600    $1,622,859   $3,561,101  $554,480     $2,696,450  $0

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund.

     The Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Administrator and Co-Administrator. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the predecessor portfolio under substantially similar terms. Prior to February 1, 1997, Stephens served as sole administrator to the predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from the predecessor portfolio at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million.

     For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees from the predecessor portfolio as follows:


          1994                    1995                  1996
          ----                    ----                  ----
       $1,810,492               $923,116              $400,616

     Sponsor and Distributor. As discussed in the Prospectus under the "Management of the Fund," Stephens serves as the Fund's sponsor and distributor.

     Distribution Plans. As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").

     Pursuant to the Plan for Class A and Class C shares, the Company may pay to Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.25% and 0.50%, respectively, of the average daily net assets attributable to Class A and Class C shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     The Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Prior to the Consolidation, the predecessor portfolio had adopted Rule 12b-1 Distribution Plans on behalf of its Class A and Class D shares. For the year ended December 31, 1996, the predecessor portfolio's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the predecessor portfolio's Plan.


                                   Printing &
                                   Mailing           Marketing      Compensation to
                   Total           Prospectuses      Brochures      Underwriters
                   -----           ------------      ---------      ------------
Class A            $1,330,313      N/A               N/A            $1,330,313
Class D            $   35,887      N/A               N/A            $   35,887

     For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the predecessor portfolio's Plans.

     Shareholder Servicing Agent. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. Prior to the Consolidation, the predecessor portfolio, on behalf of its Class D shares had entered into a similar shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the predecessor portfolio paid $17,944 in shareholder servicing fees for its Class D shares.

     Class A Shareholder Administrative Servicing Plan. As indicated in the Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

     Class C Servicing Plan. As indicated in the Prospectus, the Fund has adopted a Shareholder Servicing Plan ("Servicing Plan") on behalf of its Class C shares. Under the Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Funds Class C shares attributable to the servicing agents customers. Servicing agents may include broker/dealers, banks and other financial institutions, including Wells Fargo Bank and its affiliates. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Administrative Servicing Plan and Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of the Fund. The Administrative Servicing Plan and Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of the Fund, and no material amendment to the Plans may be made except by a majority of the Directors.

     The Administrative Servicing Plan and Servicing Plan require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans.

     Custodian. Wells Fargo Bank acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees.

     Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank received a base fee and per-account fees from the Fund paid without regard to class. For the year ended December 31, 1996, the predecessor portfolio paid Wells Fargo Bank $63,299 in transfer and dividend disbursing agency fees.

     Underwriting Commissions. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions (front-end sales loads and CDSCs, if any) paid to Stephens on sales/redemptions of the Company's shares was $5,415,227. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 of such commissions.

     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,584,545 and Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives received $333,234 of such commissions.

     For the fiscal period ended September 30, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738 and Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the six months ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was [$_________] and Stephens retained [$________] of such commissions. WFSI and its registered representatives received [$__________] and [$________], respectively, of such commissions.

                           PERFORMANCE CALCULATIONS

     Total Return. As indicated in the Prospectus, the Fund may advertise certain total return information for each class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Fund or a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may at times, calculate total return for the Fund or a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     In addition to the above performance information, the Fund may advertise cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     The performance information presented below and advertised by the Fund for periods prior to December 15, 1997, the date of the Consolidation, is based upon the prior performance of the predecessor portfolio. The Class A and Class C shares of the Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively.


Predecessor Portfolio - Average Annual Total Return for the Year Ended December 31, 1996
----------------------------------------------------------------------------------------

            Inception(1)   Inception    Five Year   Five Year    One Year    One Year
             With Sales     No Sales   With Sales    No Sales   With Sales   No Sales
              Charge(2)      Charge      Charge       Charge      Charge      Charge
              ---------      ------      ------       ------      ------      ------
 Class A          4.08%         4.59%        2.78%       3.40%        1.27%      4.41%
 Class D           N/A          2.22%         N/A         N/A         2.97%      3.95%

--------------------

(1) The Predecessor Portfolio's Class A shares commenced operations on November 1, 1990 and the Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed in the first year.

     The Fund may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


Predecessor Portfolio - Cumulative Total Return for the Year Ended December 31, 1996
------------------------------------------------------------------------------------

             Inception(1)   Inception    Five Year   Five Year
              With Sales     No Sales   With Sales    No Sales
               Charge(2)      Charge      Charge       Charge
             -------------  ----------  -----------  ----------
  Class A         27.95%        31.91%       14.70%      18.21%
  Class D           N/A          7.98%         N/A         N/A

--------------------

(1) The Predecessor Portfolio Class A shares commenced operations on November 1, 1990, and the Class D shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

     Yield. As indicated in the Prospectus, the Fund may advertise certain yield information for the Fund or a class of shares. As and to the extent required by the SEC, yield for each class of shares of the Fund will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of each class earned during the period by the maximum offering price per share of each class on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+ 1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period. The net investment income attributable to a class of shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share of each class rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.


Predecessor Portfolio - Yield Calculations for the Thirty-Day Period Ended December 31, 1996(1)
-----------------------------------------------------------------------------------------------

                                          Thirty Day Yield
                                          ----------------

                               With Sales Charge(1)  No Sales Charge
                               --------------------  ----------------
  Class A                      5.01%                 5.17%
  Class D                      N/A                   4.67%

---------------

(1) The term "Sales Charge" for Class A shares reflects a front-end sales charge of 3.00%, and for Class D shares reflects the maximum applicable CDSC of 1.00% if shares are redeemed in the first year.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund or to a particular class of the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of the Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Other. The Company may disclose in sales literature, information and statements, the distribution rate of Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of the Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     From time to time and only to the extent the comparison is appropriate for each class of shares of the Fund, the Company may quote the performance or price-earning ratio of each class of shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of each class of shares of the Fund will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all capital gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of each class of shares of the Fund with the performance of the Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of the Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of the Fund with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of each class of shares of the Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined on each day the Fund is open as of 1:00 p.m. (Pacific time).

     Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sales prices on the principal exchange on which they are traded. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. In the absence of any latest quoted bid prices, the previous market close will be used. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Fund other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Board of Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from the issuer. Generally, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.

     Brokerage Commissions. For the year ended December 31, 1996, the predecessor portfolio did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers. On December 31, 1996, the predecessor portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:
$673,000 of Goldman Sachs & Co. and $12,000,000 of JP Morgan.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualifications as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, governmental securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment and net realized capital gains (if any) for each year.

    Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions. Distributions which are designated by the Fund as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares. A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges of otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example deductions, credits, deferrals, exemptions, sources of income and other matters.

     Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (i.e. trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e. the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Such tax withheld is generally not refundable. Further, distributions of net long-term capital gains generally are not subject to tax withholding.

     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the predecessor portfolio or 5% or more of the voting securities of the predecessor portfolio as a whole.

                      5% OWNERSHIP AS OF AUGUST 31, 1997
                      ----------------------------------

                                                                                             Percentage
  Predecessor                                                    Type of        Percentage       of
   Portfolio          Name and  Address                         Ownership        of Class     Portfolio
   ---------          -----------------                         ---------        --------     ---------
Class A               San Bernadina County                      Class A           30.16%        29.85%
                      172 West 3rd St., 1s Floor                Record Holder
                      San Bernadina, CA 92415

                      APCO Employees Credit Union               Class A           10.43%        10.32%
                      1608 7th Ave.                             Record Holder
                      Birmingham, AL 35203

Class D               Merrill Lynch Pierce Fenner &             Class D           29.20%         N/A
                      Smith, Inc., for the sole benefit of      Record
                      its Customers Attn: Fund Admin.           Holder
                      4800 Deer Lake East 3rd Floor
                      Jacksonville, FL 32246

                      City of Waterville                        Class D           11.59%         N/A
                      P.O. Box 9                                Record
                      Waterville, MN  56096                     Holder

                                                                                             Percentage
  Predecessor                                                    Type of        Percentage       of
   Portfolio          Name and  Address                         Ownership        of Class     Portfolio
   ---------          -----------------                         ---------        --------     ---------
Class D               Firstar Trust Co. Agent                   Class D            5.33%         N/A
                      Firstar Bank of Minnesota                 Record
                      Hendricks Community                       Holder
                      Hospital Reserve Fund
                      P.O. Box 1787
                      Milwaukee, WI 53201

                      City of Mountain Lake                     Class D           10.84%         N/A

                      City Hall                                 Record Holder
                      Mountain Lake, MN 56159

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Predecessor Fund for the six month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1977.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Predecessor Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Report for the fiscal period ended March 31, 1997 was filed with the SEC on June 4, 1997. Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC.
                    SEC Registration Nos. 33-42927; 811-6419

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits
               ---------------------------------

        (a)    Financial Statements:
               --------------------

               With respect to the Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

               With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

               With respect to the International Equity Fund and National Tax Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

               With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

               With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

               With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

               With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.


        (b)   Exhibits:
              --------

 Exhibit
 Number                             Description
 ------                             -----------

   1(a)         -  Amended and Restated Articles of Incorporation dated November
                   22, 1995, incorporated by reference to Post-Effective
                   Amendment No. 17 to the Registration Statement, filed
                   November 29, 1995.

   1(b)         -  Articles Supplementary, filed herewith.

   2            -  By-Laws, incorporated by reference to Post-Effective
                   Amendment No. 31 to the Registration Statement, filed May 15,
                   1997.

   3            -  Not Applicable

   4            -  Not Applicable

   5(a)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   5(a)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by
                   reference to Post-Effective Amendment No. 21 to the
                   Registration Statement, filed February 29, 1996.

   5(b)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by
                   reference to Post-Effective Amendment No. 2 to the
                   Registration Statement, filed April 17, 1992.



   5(b)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the
                   Registration Statement, filed February 29, 1996.

   5(c)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund,
                   incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

   5(d)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                   Statement, filed April 17, 1992.

   5(e)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   5(f)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to
                   Post-Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   5(g)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   5(g)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration
                   Statement, filed February 29, 1996.

   5(h)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to
                   Post-Effective Amendment No. 3 to the Registration Statement,
                   filed May 1, 1992.

   5(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by
                   reference to Post-Effective Amendment No. 4 to the
                   Registration Statement, filed September 10, 1992.

   5(j)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to
                   Post-Effective Amendment No. 17 to the Registration
                   Statement, filed November 29, 1995.

   5(k)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement,
                   filed January 31, 1997.

   5(l)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement,
                   filed January 31, 1997.

   5(m)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement,
                   filed January 31, 1997.

   5(n)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by
                   reference to Post-Effective Amendment No. 30 to the
                   Registration Statement, filed January 31, 1997.



   5(o)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to
                   Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

   5(p)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to
                   Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

   5(q)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to
                   Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

   5(r)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-
                   Effective Amendment No. 30 to the Registration Statement,
                   filed January 31, 1997.

   5(s)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                   Statement, filed January 31, 1997.

   5(t)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by
                   reference to Post-Effective Amendment No. 30 to the
                   Registration Statement, filed January 31, 1997.

   5(u)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust,
                   incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

   5(v)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust,
                   incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

   5(w)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by
                   reference to Post-Effective Amendment No. 32 to the
                   Registration Statement, filed May 30, 1997.

   5(v)(i)      -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-
                   Corporate Income, Short-Term Municipal Income, Overland
                   Express Sweep and Variable Rate Government Funds, filed
                   herewith.

   5(v)(ii)     -  Form of Sub-Advisory Contract with Barclays Global Fund
                   Advisors on behalf of the Index Allocation Fund, filed
                   herewith.

   6(a)         -  Amended Distribution Agreement with Stephens Inc.,
                   incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

   6(b)         -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                   Amendment No. 2 to the Registration Statement, filed April
                   17, 1992.

   7            -  Not Applicable


   8(a)         -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Asset Allocation Fund,
                   incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

   8(b)         -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the U.S. Government Allocation
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 2 to the Registration Statement, filed April 17, 1992.

   8(c)         -  Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Corporate Stock Fund,
                   incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

   8(d)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund,
                   incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

   8(e)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                   Statement, filed April 17, 1992.

   8(f)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   8(g)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   8(h)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-
                   Effective Amendment No. 3 to the Registration Statement,
                   filed May 1, 1992.

   8(i)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by
                   reference to Post-Effective Amendment No. 17 to the
                   Registration Statement, filed November 29, 1995.

   8(j)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to
                   Post-Effective Amendment No. 17 to the Registration
                   Statement, filed November 29, 1995.

   8(k)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund,
                   incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

   8(l)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the
                   Registration Statement, filed April 29, 1996.

   8(m)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 20 to the Registration Statement,
                   filed February 28, 1996.



   8(n)         -  Custody Agreement with Wells Fargo Bank on behalf of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money
                   Market Mutual, Index Allocation, Intermediate Bond, Money
                   Market Trust, National Tax-Free, Oregon Tax-Free, Overland
                   Express Sweep, Prime Money Market Mutual, Short-Term
                   Government-Corporate Income, Short-Term Municipal Income,
                   Treasury Money Market Mutual and Variable Rate Government
                   Funds, filed herewith.

   9(a)(i)      -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-
                   Effective Amendment No. 33 to the Registration Statement,
                   filed August 5, 1997.

   9(a)(ii)     -  Co-Administration Agreement with Wells Fargo Bank, N.A. and
                   Stephens Inc. on behalf of the Funds, incorporated by
                   reference to Post-Effective Amendment No. 33 to the
                   Registration Statement, filed August 5, 1997.

   9(b)         -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                   Funds, incorporated by reference to Post-Effective Amendment
                   No. 32 to the Registration Statement, filed May 30, 1997.

   9(c)(i)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Money Market Mutual
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 2 to the Registration Statement, filed April 17, 1992.

   9(c)(ii)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Corporate Stock Fund, incorporated by
                   reference to Post-Effective Amendment No. 2 to the
                   Registration Statement, filed April 17, 1992.

   9(c)(iii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                   Registration Statement, filed May 1, 1992.

   9(c)(iv)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Income Fund,
                   incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

   9(c)(v)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Short-Intermediate U.S. Government Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 8 to the Registration Statement, filed February 10, 1994.

   9(c)(vi)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

   9(c)(vii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

   9(c)(viii)   -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the California Tax-Free
                   Bond Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.


   9(c)(ix)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Diversified Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

   9(c)(x)      -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Ginnie Mae Fund,
                   incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

   9(c)(xi)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Growth and Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

   9(c)(xii)    -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the U.S. Government
                   Allocation Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(c)(xiii)   -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Aggressive Growth
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 20 to the Registration Statement, filed February 28,
                   1996.

   9(c)(xiv)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(c)(xv)     -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the California
                   Tax-Free Bond Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   9(c)(xvi)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Diversified
                   Income Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(c)(xvii)   -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 15 to the Registration Statement, filed May 1, 1995.

   9(c)(xviii)  -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(c)(xix)    -  Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   9(c)(xx)     -  Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class A Shares of the Aggressive Growth
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 20 to the Registration Statement, filed February 28,
                   1996.

   9(d)(i)      -  Servicing Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 17 to the Registration Statement,
                   filed November 29, 1995.

   9(d)(ii)     -  Servicing Plan on behalf of the Class B Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(d)(iii)    -  Servicing Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to
                   Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   9(d)(iv)     -  Servicing Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   9(d)(v)      -  Servicing Plan on behalf of the Class B Shares of the Ginnie
                   Mae Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(d)(vi)     -  Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   9(d)(vii)    -  Servicing Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   9(d)(viii)   -  Servicing Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement,
                   filed December 18, 1995.

   9(d)(ix)     -  Servicing Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement,
                   filed December 18, 1995.

   9(d)(x)      -  Servicing Plan on behalf of the Class B shares of the Index
                   Allocation Fund, filed herewith.


   9(e)(i)      -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class A Shares of the Arizona Tax-Free,
                   Balanced, Equity Value, Government Money Market Mutual,
                   Intermediate Bond, International Equity, National Tax-Free,
                   Oregon Tax-Free, Prime Money Market Mutual, Small Cap and
                   Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration
                   Statement, incorporated by reference to Post-Effective
                   Amendment No. 32 to the Registration Statement, filed May 30,
                   1997.

   9(e)(ii)     -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class B Shares of the Arizona Tax-Free,
                   Balanced, Equity Value, Intermediate Bond, International
                   Equity, National Tax-Free, Oregon Tax-Free and Small Cap
                   Funds, incorporated by reference to Post-Effective Amendment
                   No. 32 to the Registration Statement, filed May 30, 1997.

   9(e)(iii)    -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class Shares of the Aggressive
                   Growth, Arizona Tax-Free, Balanced, California Tax-Free Bond,
                   California Tax-Free Income, Equity Value, Ginnie Mae, Growth
                   and Income, Intermediate Bond, International Equity, Money
                   Market Mutual, National Tax-Free, Oregon Tax-Free, Prime
                   Money Market Mutual, Short-Intermediate Government, Small Cap
                   and Treasury Money Market Mutual Funds, incorporated by
                   reference to Post-Effective Amendment No. 32 to the
                   Registration Statement, filed May 30, 1997.

   9(e)(iv)     -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Service Class Shares of the Prime Money Market
                   Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the
                   Registration Statement, filed June 17, 1996.

   9(e)(v)      -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Money Market Trust and California Tax-Free
                   Money Market Trust, incorporated by reference to Post-
                   Effective Amendment No. 28 to the Registration Statement,
                   filed December 3, 1996.

   9(e)(vi)     -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class E Shares of the Treasury Money Market
                   Mutual Fund, incorporated by reference to Post-Effective
                   Amendment No. 19 to the Registration Statement, filed January
                   23, 1997.

   9(e)(vii)    -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Administrative Class shares of the Prime Money
                   Market Mutual and Treasury Money Market Mutual Funds,
                   incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

   9(e)(viii)   -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class C shares of the Aggressive Growth,
                   California Tax-Free Bond, Index Allocation, Ginnie Mae,
                   National Tax-Free Bond, Small Cap and Variable Rate
                   Government Funds, incorporated by reference to Post-Effective
                   Amendment No. 33 to the Registration Statement, filed August
                   5, 1997.

   9(e)(ix)     -  Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class shares of the National Tax-
                   Free Money Market Mutual Fund, incorporated by reference to
                   Post-Effective Amendment No. 33 to the Registration
                   Statement, filed August 5, 1997.


   9(f)         -  Shareholder Administrative Servicing Plan and Form of
                   Administrative Servicing Agreement on behalf of Class A
                   shares of Index Allocation and Variable Rate Government Funds
                   and shares of the Short-Term Government-Corporate Income and
                   Short-Term Municipal Income Funds, filed herewith.

   10           -  Opinion and Consent of Counsel, filed herewith.

   11           -  Not Applicable

   12           -  Not Applicable

   13           -  Investment letter, incorporated by reference to Item 24(b) of
                   Pre-Effective Amendment No. 1 to the Registration Statement,
                   filed November 29, 1991.

   14           -  Not Applicable

   15(a)(i)     -  Distribution Plan on behalf of the California Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement,
                   filed April 17, 1992.

   15(a)(ii)    -  Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

   15(a)(iii)   -  Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

   15(a)(iv)    -  Distribution Plan on behalf of the California Tax-Free Income
                   Fund, incorporated by reference to Post-Effective Amendment
                   No. 4 to the Registration Statement, filed September 10,
                   1992.

   15(a)(v)     -  Distribution Plan on behalf of the Short-Intermediate U.S.
                   Government Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 8 to the Registration Statement,
                   filed February 10, 1994.

   15(a)(vi)    -  Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   15(a)(vii)   -  Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   15(a)(viii)  -  Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   15(a)(ix)    -  Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   15(a)(x)     -  Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to
                   Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   15(a)(xi)    -  Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by
                   reference to Post-Effective Amendment No. 15 to the
                   Registration Statement, filed May 1, 1995.

   15(a)(xii)   -  Distribution Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-
                   Effective Amendment No. 17 to the Registration Statement,
                   filed November 29, 1995.

   15(a)(xiii)  -  Distribution Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

   15(a)(xiv)   -  Distribution Plan on behalf of the California Tax-Free Money
                   Market Trust, incorporated by reference to Post-Effective
                   Amendment No. 28 to the Registration Statement, filed
                   December 3, 1996.

   15(a)(xv)    -  Distribution Plan on behalf of the Class A Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money
                   Market Mutual, Intermediate Bond, International Equity,
                   National Tax-Free, Oregon Tax-Free, Prime Money Market
                   Mutual, Small Cap and Treasury Money Market Mutual Funds,
                   incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

   15(a)(xvi)   -  Distribution Plan on behalf of the Class A shares of the
                   Index Allocation and Variable Rate Government Funds and
                   shares of the Short-Term Government-Corporate Income and
                   Short-Term Municipal Income Funds, filed herewith.

   15(b)(i)     -  Distribution Plan on behalf of the Class B Shares of the
                   Asset Allocation Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   15(b)(ii)    -  Distribution Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to
                   Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   15(b)(iii)   -  Distribution Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   15(b)(iv)    -  Distribution Plan on behalf of the Class B Shares of the
                   Ginnie Mae Fund, incorporated by reference to Post-Effective
                   Amendment No. 15 to the Registration Statement, filed May 1,
                   1995.

   15(b)(v)     -  Distribution Plan on behalf of the Class B Shares of the
                   Growth and Income Fund, incorporated by reference to Post-
                   Effective Amendment No. 15 to the Registration Statement,
                   filed May 1, 1995.

   15(b)(vi)    -  Distribution Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to
                   Post-Effective Amendment No. 15 to the Registration
                   Statement, filed May 1, 1995.

   15(b)(vii)   -  Distribution Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-
                   Effective Amendment No. 19 to the Registration Statement,
                   filed December 18, 1995.


   15(b)(viii)  -  Distribution Plan on behalf of the Class B Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Index Allocation,
                   Intermediate Bond, International Equity, National Tax-Free,
                   Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

   15(c)        -  Distribution Plan on behalf of the Class C Shares of the
                   Aggressive Growth, California Tax-Free Bond, Index
                   Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and
                   Variable Rate Government Funds, incorporated by reference to
                   Post-Effective Amendment No. 33 to the Registration
                   Statement, filed August 5, 1997.

   15(d)        -  Distribution Plan on behalf of the Overland Sweep Fund, filed herewith.

   15(e)        -  Distribution Plan on behalf of the Class E Shares of the
                   Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

   16           -  Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May 1,
                   1995.

   17           -  See Exhibit 27.

   18           -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the
                   Registration Statement, filed August 5, 1997.

   19           -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                   Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M.
                   Joses and J. Tucker Morse, incorporated by reference to Post-
                   Effective Amendment No. 32, filed May 30, 1997.

   27           -  Financial Data Schedules for the period ended September 30,
                   1996, incorporated by reference to the Form N-SAR filed
                   December 9, 1996; Financial Data Schedules for the fiscal
                   period ended March 31, 1997, incorporated by reference to the
                   Form N-SAR, filed May 29, 1997.

Item 25.   Persons Controlled by or under Common Control with Registrant
           -------------------------------------------------------------

           As of June 30, 1997, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds each owned approximately 99% of the outstanding beneficial interests of the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of June 30, 1997, the Aggressive Growth, National Tax-Free Money Market Mutual and Small Cap Funds owned approximately 25%, 18% and 90% of the outstanding beneficial interests of the Capital Appreciation, Tax-Free Money Market and Small Cap Master Portfolios, respectively, of MIT. As such, each Fund could be considered a "controlling person" (as such term is defined in the 1940
Act) of the corresponding Master Portfolio.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of June 30, 1997 the number of record holders of each class of Securities of the Registrant was as follows:


                                Title of Class                          Number of Record Holders
                                --------------                          ------------------------
                                                           Class A*         Class B      Institutional
                                                           --------         -------      -------------
                                                                                              Class
                                                                                              -----
Aggressive Growth Fund                                       1,664           1,942             N/A

Arizona Tax-Free Fund                                         206              7                7

Asset Allocation Fund                                       11,184           6,008             N/A

Balanced Fund                                                1,789            125              118

California Tax-Free Bond Fund                                8,423           1,111             44

California Tax-Free Income Fund                              3,253            N/A               3

California Tax-Free Money Market Trust                         0              N/A              N/A

Corporate Stock Fund                                         1,318            N/A              N/A

Diversified Income Fund                                     11,850           2,562             N/A

Equity Value Fund                                            1,338            809              122

Ginnie Mae Fund                                              3,133            657              88

Government Money Market Mutual Fund                           174             N/A              N/A

Growth and Income Fund                                      12,498           2,409             30

Intermediate Bond Fund                                        151              44               7

Money Market Mutual Fund                                    12,046            2**               6

Money Market Trust                                             7              N/A              N/A

National Tax-Free Fund                                        118              9                5

National Tax-Free Money Market Mutual Fund                    79              N/A              N/A

Oregon Tax-Free Fund                                          684              10               9

Prime Money Market Mutual                                     262             4***             53

Short-Intermediate U.S. Government Income Fund                843             N/A              59

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders


                               Title of Class                     Number of Record Holders
                               --------------                     ------------------------
                                                         Class A*         Class B      Institutional
                                                         --------         -------      -------------
                                                                                           Class
                                                                                           -----
Small Cap Fund                                              252             398              11

Treasury Money Market Mutual Fund                           259             4***             225
                                                                                              1****
U.S. Government Allocation Fund                            1,424            246              N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**  Designates the number of Class S recordholders.
*** Designates the number of Service Class recordholders
****Designates the number of Class E recordholders.

               As of August 31, 1997 the number of record holders of each class of Securities of the Overland predecessor portfolios were as follows:


                            Title of Class                  Number of Record Holders
                            --------------                  ------------------------
                                                        Class A*               Class D**
                                                        --------               ---------
Index Allocation Fund                                     1192                    811
Overland Express Sweep Fund                                 3                     N/A
Short-Term Government-Corporate Income Fund                16                     N/A
Short-Term Municipal Income Fund                           18                     N/A
Variable Rate Government Fund                              816                    49

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
** If the Consolidation is approved, Class D shareholders of the Overland Fund will become Class C shareholders of the Stagecoach Fund on or about December 12, 1997.

Item 27.       Indemnification
               ---------------

               The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

               (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

               (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this
       Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.       Business and Other Connections of Investment Adviser.
               ----------------------------------------------------

               Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

               To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position               Principal Business(es) and Address(es)
at Wells Fargo Bank             During at Least the Last Two Fiscal Years
-------------------             -----------------------------------------
H. Jesse Arnelle                Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                        455 Market Street
                                San Francisco, CA  94105

                                Director of Armstrong World Industries, Inc.
                                5037 Patata Street
                                South Gate, CA  90280

                                Director of Eastman Chemical Corporation
                                12805 Busch Place


                                Santa Fe Springs, CA  90670

                                Director of FPL Group, Inc.
                                700 Universe Blvd.
                                P.O. Box 14000
                                North Palm Beach, FL  33408

Michael R. Bowlin               Chairman of the Board of Directors, Chief Executive Officer,
Director                        Chief Operating Officer and President of
                                Atlantic Richfield Co. (ARCO)
                                Highway 150
                                Santa Paula, CA  93060

Edward Carson                   Chairman of the Board and Chief Executive Officer of
Director                        First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

                                Director of Aztar Corporation
                                2390 East Camelback Road  Suite 400
                                Phoenix, AZ  85016

                                Director of Castle & Cook, Inc.
                                10900 Wilshire Blvd.
                                Los Angeles, CA  90024

                                Director of Terra Industries, Inc.
                                1321 Mount Pisgah Road
                                Walnut Creek, CA  94596

William S. Davilla              President (Emeritus) and a Director of
Director                        The Vons Companies, Inc.
                                618 Michillinda Ave.
                                Arcadia, CA  91007

                                Director of Pacific Gas & Electric Company
                                788 Taylorville Road
                                Grass Valley, CA  95949

Rayburn S. Dezember             Director of CalMat Co.
Director                        3200 San Fernando Road
                                Los Angeles, CA  90065

                                Director of Tejon Ranch Company
                                P.O. Box 1000
                                Lebec, CA  93243

                                Director of The Bakersfield Californian
                                1707 I Street
                                P.O. Box 440

                                Bakersfield, CA  93302

                                Trustee of Whittier College
                                13406 East Philadelphia Ave.
                                P.O. Box 634
                                Whittier, CA  90608

Paul Hazen                      Chairman of the Board of Directors of
Chairman of the Board of        Wells Fargo & Company
Directors                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of Phelps Dodge Corporation
                                2600 North Central Ave.
                                Phoenix, AZ  85004

                                Director of Safeway, Inc.
                                4th and Jackson Streets
                                Oakland, CA  94660

Robert K. Jaedicke              Professor (Emeritus) of Accounting
Director                        Graduate School of Business at Stanford University
                                MBA Admissions Office
                                Stanford, CA  94305

                                Director of Bailard Biehl & Kaiser
                                Real Estate Investment Trust, Inc.
                                2755 Campus Dr.
                                San Mateo, CA  94403

                                Director of Boise Cascade Corporation
                                1111 West Jefferson Street
                                P.O. Box 50
                                Boise, ID  83728

                                Director of California Water Service Company
                                1720 North First Street
                                San Jose, CA  95112

                                Director of Enron Corporation
                                1400 Smith Street
                                Houston, TX  77002

                                Director of GenCorp, Inc.
                                175 Ghent Road
                                Fairlawn, OH  44333

                                Director of Homestake Mining Company
                                650 California Street
                                San Francisco, CA  94108


Thomas L. Lee                   Chairman and Chief Executive Officer of
Director                        The Newhall Land and Farming Company
                                10302 Avenue 7 1-2
                                Firebaugh, CA  93622

                                Director of Calmat Co.
                                501 El Charro Road
                                Pleasanton, CA  94588

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Ellen Newman                    President of Ellen Newman Associates
Director                        323 Geary Street
                                Suite 507
                                San Francisco, CA  94102

                                Chair (Emeritus) of the Board of Trustees
                                University of California at San Francisco Foundation
                                250 Executive Park Blvd.
                                Suite 2000
                                San Francisco, CA  94143

                                Director of the California Chamber of Commerce
                                1201 K Street
                                12th Floor
                                Sacremento, CA  95814

Philip J. Quigley               Chairman, President and Chief Executive Officer of
Director                        Pacific Telesis Group
                                130 Kearney Street  Rm.  3700
                                San Francisco, CA  94108

Carl E. Reichardt               Director of Columbia/HCA Healthcare Corporation
Director                        One Park Plaza
                                Nashville, TN  37203

                                Director of Ford Motor Company
                                The American Road
                                Dearborn, MI  48121

                                Director of Newhall Management Corporation
                                23823 Valencia Blvd.
                                Valencia, CA  91355

                                Director of Pacific Gas and Electric Company
                                77 Beale Street
                                San Francisco, CA  94105

                                Retired Chairman of the Board of Directors
                                and Chief Executive Officer of Wells Fargo & Company
                                420 Montgomery Street
                                San Francisco, CA  94105

Donald B. Rice                  President and Chief Executive Officer of Teledyne, Inc.
Director                        2049 Century Park East
                                Los Angeles, CA  90067

                                Retired Secretary of the Air Force

                                Director of Vulcan Materials Company
                                One MetroPlex Drive
                                Birmingham, AL  35209

Richard J. Stegemeier           Chairman (Emeritus) of Unocal Corp
Director                        44141 Yucca Avenue
                                Lancaster, CA  93534

                                Director of Foundation Health Corporation
                                166 4th
                                Fort Irwin, CA  92310

                                Director of Halliburton Company
                                3600 Lincoln Plaza
                                500 North Alcard Street
                                Dallas, TX  75201

                                Director of Northrop Grumman Corp.
                                1840 Century Park East
                                Los Angeles, CA  90067

                                Director of Outboard Marine Corporation
                                100 SeaHorse Drive
                                Waukegan, IL  60085

                                Director of Pacific Enterprises
                                555 West Fifth Street
                                Suite 2900
                                Los Angeles, CA  90031

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Susan G. Swenson                President and Chief Executive Officer of Cellular One
Director                        651 Gateway Blvd.
                                San Francisco, CA  94080

David M. Tellep                 Retired Chairman of the Board and Chief Executive Officer of
Director                        Martin Lockheed Corp
                                6801 Rockledge Drive
                                Bethesda, MD  20817

                                Director of Edison International
                                and Southern California Edison Company
                                2244 Walnut Grove Ave.
                                Rosemead, CA  91770

                                Director of First Interstate
                                633 West Fifth Street
                                Los Angeles, CA  90071

Chang-Lin Tien                  Chancellor of the University of California at Berkeley
Director
                                Director of Raychem Corporation
                                300 Constitution Drive
                                Menlo Park, CA  94025

John A. Young                   President, Chief Executive Officer and Director
Director                        of Hewlett-Packard Company
                                3000 Hanover Street
                                Palo Alto, CA  9434

                                Director of Chevron Corporation
                                225 Bush Street
                                San Francisco, CA  94104

                                Director of Lucent Technologies
                                25 John Glenn Drive
                                Amherst, NY  14228

                                Director of Novell, Inc.
                                11300 West Olympic Blvd.
                                Los Angeles, CA  90064

                                Director of Shaman Pharmaceuticals Inc.
                                213 East Grand Ave. South
                                San Francisco, CA  94080

William F. Zuendt               President of Wells Fargo & Company
President                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of 3Com Corporation
                                5400 Bayfront Plaza, P.O. Box 58145
                                Santa Clara, CA  95052

                 Director of the California Chamber of Commerce



              Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

              The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.



Name and Position                    Principal Business(es) During at
at BGFA                              Least the Last Two Fiscal Years
-------                              -------------------------------
Frederick L.A. Grauer                Director of BGFA and Co-Chairman and Director of BGI
Director                             45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                        Director of BGFA and C-Chairman and Director of BGI
Director                             45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                     Chairman of the Board of Directors of BGFA
Chairman and Director                and Chief Executive Officer of BGI
                                     45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher                    Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer              45 Fremont Street, San Francisco, CA 94105
                                     Managing Director and Principal Accounting Officer at
                                     Bankers Trust Company from 1988 - 1997
                                     505 Market Street, San Francisco, CA  94105

               Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.       Principal Underwriters.
               ----------------------

               (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Life & Annuity Trust, MasterWorks Funds, Inc. (formerly, Stagecoach Inc.), Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

               (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

               (c)   Not Applicable.


Item 30.      Location of Accounts and Records.
              --------------------------------

              (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

              (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

              (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

              (d) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

              (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.       Management Services.
               -------------------

               Other than as set forth under the captions "The Fund(s) and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.      Undertakings.
              ------------

              (a)    Not Applicable.

              (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements for the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income and Variable Rate Government Funds, which need not be certified, within four to six months from the later of the effective date of this Registration Statement or the Funds' commencement of operations.

              (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

              (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 24th day of September, 1997.

                                    STAGECOACH FUNDS, INC.


                                    By   /s/ Richard H. Blank, Jr.
                                         -------------------------------
                                         Richard H. Blank, Jr.
                                         Secretary and Treasurer
                                         (Principal Financial Officer)


              Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


      Signature                               Title                                     Date
      ---------                               -----                                     ----
                  *
      ----------------------------            Director, Chairman and President          9/24/97
      (R. Greg Feltus)                        (Principal Executive Officer)

      /s/Richard H. Blank, Jr.                Secretary and Treasurer                   9/24/97
      ----------------------------            (Principal Financial Officer)
      (Richard H. Blank, Jr.)

                  *
      ----------------------------            Director                                  9/24/97
      (Jack S. Euphrat)

                  *
      ----------------------------            Director                                  9/24/97
      (Thomas S. Goho)

                  *
      ----------------------------            Director                                  9/24/97
      (Joseph N. Hankin)

                  *
      ----------------------------            Director                                  9/24/97
      (W. Rodney Hughes)

                  *
      ----------------------------            Director                                  9/24/97
      (Robert M. Joses)

                  *
      ----------------------------            Director                                  9/24/97
      (J. Tucker Morse)


*By   /s/Richard H. Blank, Jr.
      ------------------------
      Richard H. Blank, Jr.
      As Attorney-in-Fact
      September 24, 1997

                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX

Exhibit Number                             Description
EX-99.1(b)             Articles Supplementary

EX-99.5(v)(i)          Form of Investment Advisory Contract with Wells Fargo
                       Bank, N.A.

EX-99.5(v)(ii)         Form of Sub-Advisory Contract with Barclays Global Fund
                       Advisors on behalf of the Index Allocation Fund

EX-99.8(n)             Custody Agreement with Wells Fargo Bank, N.A.

EX-99.9(d)(x)          Servicing Plan on behalf of Class B shares of the Index
                       Allocation  Fund

EX-99.9(f)             Shareholder Administrative Servicing Plan and
                       Form of Administrative Servicing Agreement on
                       behalf of Class A shares of the Index Allocation
                       and Variable Rate Government Funds and shares of
                       the Short-Term Government-Corporate Income and
                       Short-Term Municipal Income Funds

EX-99.B10              Opinion and Consent of Counsel

EX-99.B11              Independent Auditor's Consent

EX-99.15(a)(xvi)       Distribution Plan on behalf of Class A shares of the
                       Index Allocation and Variable Rate Government Funds and
                       shares of the Short-Term Government-Corporate Income and
                       Short-Term Municipal Income Funds

EX-99.15(d)            Distribution Plan on behalf of the Overland Express
                       Sweep Fund